UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8416

Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	12/31

Date of reporting period:	12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2010

Annual Report

Touchstone Variable Series Trust

Touchstone Baron Small Cap Growth Fund

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Large Cap Core Equity Fund

Touchstone Mid Cap Growth Fund

Touchstone Money Market Fund

Touchstone Third Avenue Value Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Enhanced ETF Fund

Touchstone Moderate ETF Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-24

Tabular Presentation of Portfolios of Investments (Unaudited)	25-26

Statements of Assets and Liabilities	27-29

Statements of Operations	30-32

Statements of Changes in Net Assets	33-37

Financial Highlights	38-44

Notes to Financial Statements	45-57

Portfolios of Investments:

Touchstone Baron Small Cap Growth Fund	58-59

Touchstone Core Bond Fund	60-64

Touchstone High Yield Fund	65-68

Touchstone Large Cap Core Equity Fund	69-70

Touchstone Mid Cap Growth Fund	71-72

Touchstone Money Market Fund	73-75

Touchstone Third Avenue Value Fund	76

Touchstone Aggressive ETF Fund	77

Touchstone Conservative ETF Fund	78

Touchstone Enhanced ETF Fund	79

Touchstone Moderate ETF Fund	80

Report of Independent Registered Public Accounting Firm	81

Other Items (Unaudited)	82-90

Management of the Trust (Unaudited)	91-93

Privacy Protection Policy	94

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the year ended December 31, 2010.

All traditional asset classes posted strong positive absolute returns regardless of style or geographic region during the year. The U.S. equity markets had a solid year, despite continued anxiety about the economy and capital markets. For the one-year period ended December 31, 2010, the U.S. stock market outperformed the international equity market. From an investment style and market capitalization perspective, U.S. growth equities outpaced their value counterparts, with mid cap leading the way. In addition, broad investment grade bonds and Treasuries exhibited solid returns.

Interest rates ended 2010 slightly lower than the beginning of the year. The expectation at the start of the year was that the economy would experience a recovery and interest rates would move higher. Interest rates did move higher in the first quarter, but then fell sharply throughout the second and third quarters on the heels of the sovereign debt crisis in Europe and concerns about the strength of the economic recovery. In the fourth quarter, the extension of the Bush-era tax cuts, as well as stronger data on the U.S. economy, increased optimism for 2011 growth and led to sharply higher interest rates.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond and money market mutual funds to help keep your financial strategy on course. It is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Variable Series Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Baron Small Cap Growth Fund

Sub-Advised by BAMCO, Inc.

Performance and Market Overview

The total return of the Touchstone Baron Small Cap Growth Fund was 24.93% for the year ended December 31, 2010. The total return of the Russell 2000® Growth Index was 29.09% for the same period.

During the year, the Fund maintained its investment focus in what are believed to be well-managed growth businesses that have large opportunities and significant barriers to competition.

Portfolio Review

The Fund underperformed the Russell 2000® Growth Index during the year primarily due to security selection within the Consumer Discretionary, Information Technology and Financials sectors. Within the Consumer Discretionary sector, shares of post-secondary education companies Strayer Education Inc. and DeVry Inc. weighed on the sector. The Fund's underweight position in the Information Technology sector, a key contributor to performance in the benchmark, as well as holdings in the Internet Software & Services and Application Software industries detracted from relative performance during the year. In the Financials sector, an overweight position detracted from relative performance.

The Fund's top detractors in absolute terms during the year were Strayer Education Inc., DeVry Inc. and Tetra Tech Inc. U.S. education stocks Strayer Education Inc. and DeVry Inc. languished all year as investors struggled with regulatory uncertainty facing the industry and what its impact would mean for future growth and profitability. The Fund continues to own these stocks because we are bullish on the long-term fundamentals of the industry and markets in which they operate. We believe the companies are addressing their short-term issues and have solid multi-year growth prospects. Tetra Tech Inc., a leading environmental engineering and consulting firm, also detracted from relative performance in 2010. The company's shares came under pressure on fears of slowing infrastructure spending. After a rare earnings miss during the first quarter, Tetra Tech recovered strongly during the balance of the year.

The Health Care, Energy and Materials sectors contributed positively to relative performance during the year. Edwards Lifesciences Corp., the Fund's top contributor, performed very well as transcatheter heart valve sales exceeded expectations both in the U.S. and internationally. Furthermore, the Fund's underweight position in the Health Care sector also contributed to relative performance. In the Energy sector, shares of SEACOR Holdings Inc. rose 53% for the year due to stronger than expected earnings as a result of its work for BP in assisting in the oil spill cleanup and other logistics in the Gulf of Mexico. In the Materials sector, Molycorp Inc., a producer of rare earths, saw its stock rise 117% in 2010. Tight supply of rare earths coming out of China, the world's leading producer, led prices higher.

The Fund's top performers in absolute terms for 2010 were Edwards Lifesciences Corp., Dick's Sporting Goods Inc. and Genesee & Wyoming Inc.

Edwards Lifesciences Corp. performed well for the year. Edwards is a leading manufacturer of tissue heart valves. The company has been selling transcatheter heart valves in Europe, where sales exceeded expectations throughout 2010. In the U.S., results from the company's PARTNER trial surpassed expectations and met the primary endpoint of the trial. We believe the company will receive regulatory approval to begin selling its SAPIEN transcatheter heart valve in the U.S. in 2011, which will give the company a roughly 3-year lead over its closest competitor. We continue to believe Edwards has a multi-billion dollar market opportunity in transcatheter heart valves, and we continue to have conviction in the investment thesis.

Management's Discussion of Fund Performance (Continued)

Dick's Sporting Goods Inc., the country's largest sporting goods retailer, saw same-store sales improve significantly during the year, led by a surge in customer traffic. Inventory per square foot finally increased in the second half of the year, indicating expectations of continued strong sales. The company has continued to grow its store base at a modest rate, but the strong new store productivity levels indicate to us that the company is significantly underpenetrated throughout the country. As a result, Dick's raised its target store count beyond investors' expectations.

Genesee & Wyoming Inc., a leading short-line railroad, performed extremely well during 2010, climbing 62% after the company reported strong double-digit growth in carload volumes, sustained price increases and a significant new acquisition. In June, the company announced that it was acquiring an Australian rail line that is poised to benefit from several mining projects with key export customers in China and India. Combined with Genesee's existing Australian business, we expect the new line will boost international revenue to roughly one-third of the company's total business, offering good diversity and leverage to secular growth drivers in emerging Asian markets.

Current Strategy and Outlook

The Fund's investment strategy is capital appreciation over the long term. It invests in small-sized U.S. growth companies that we believe have a minimum expected return of 100% within four or five years. The Fund may retain companies whose market capitalizations rise beyond their original purchase price range.

We believe the stock market continues to undervalue many publicly-traded companies relative to their prospects and relative to competitive fixed income instruments. Based upon our daily conversations with business executives, we believe the economy is now providing support for those businesses rather than serving as a headwind. Confidence is building and should translate into differentiated valuations and higher earnings multiples. Ultimately we believe investors make the most money when earnings multiples increase, not just when earnings increase. In our opinion, with current historically low interest rates, attractive stock price valuations and economic growth increasing, this could occur.

We also believe that businesses' values over the long term are determined by their growth opportunities, financial strength and earnings, sustainable competitive advantages and management talent. These analyses, valuations and comparisons are how we decide whether our fast growing, publicly-owned businesses are attractively priced, not by guessing whether stock markets will rise or fall in the near term.

Management's Discussion of Fund Performance (Continued)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

Management's Discussion of Fund Performance (Continued)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Performance and Market Overview

The total return of the Touchstone Core Bond Fund was 7.57% for the year ended December 31, 2010. The total return of the Barclays Capital Aggregate Bond Index was 6.54% for the same period.

For the year, interest rates ended 2010 slightly lower than the beginning of the year. Our expectation to start the year was that the economy would experience a recovery and interest rates would move higher. Interest rates did move higher in the first quarter, but then fell sharply throughout the second and third quarters on the heels of sovereign debt concerns in Europe and concerns about the strength of the economic recovery. In the fourth quarter, the extension of the Bush-era tax cuts as well as stronger data on the U.S. economy increased optimism on 2011 growth and led to sharply higher long-term interest rates. Long-term interest rates rose more than short-term interest rates during the fourth quarter, steepening the yield curve.

Portfolio Review

The Fund outperformed the benchmark for the year, primarily driven by improvements in the credit markets (Corporate Bonds, High Yield, and Commercial Mortgage-Backed Securities), outperformance of Treasury Inflation Protected Securities, and security selection.

The Fund was positioned with less interest rate risk during the first quarter, which detracted from relative performance. In the fourth quarter, the Fund was positioned for the yield curve to flatten which slightly detracted from relative performance. The Fund is currently structured with slightly less interest rate risk than the benchmark, as we expect interest rates to rise over the long-term, but to remain relatively low in the medium-term.

The Treasury Inflation Protected Securities (TIPS) market was quite volatile during 2010 and we tactically allocated to this sector throughout the year. For all of 2010, the Fund's allocations to TIPS contributed to performance. Inflation expectations were relatively stable for the first quarter of 2010, but declined significantly as interest rates fell in the second and third quarters. The market began to anticipate additional action by the Federal Reserve in the third quarter and inflation expectations rose throughout the balance of 2010. Toward the end of the fourth quarter, we reduced exposure to the TIPS market as we believed inflation expectations were no longer attractively priced.

Corporate bonds also contributed to performance. The Fund began the year with a significant overweight to the sector as we viewed the risk premium offered by this sector as attractive and expected fundamentals of corporations to remain solid. Risk premiums narrowed, especially on high quality issuers. In the third quarter, the Fund's position in high quality corporate bonds was reduced in favor of additional allocations to Commercial Mortgage-Backed Securities (CMBS) and High Yield.

The Fund's allocation to High Yield was a significant positive for performance for the year. The Fund had an allocation to High Yield the entire year, but was increased in the third quarter to where it remained at the end of the year.

CMBS was the best performing investment grade sector in 2010 and a significant contributor to performance. The Fund was overweight the sector for much of the year and was increased in the third quarter, which further contributed to performance. Generally, the commercial property market remains difficult, however, security specific analysis is used to manage the risks in the market and select securities that offer attractive risk/reward characteristics. The Fund had a significant overweight to this sector at the end of 2010.

Management's Discussion of Fund Performance (Continued)

Current Strategy and Outlook

Given our expectation of unchanged monetary policy and a continuing economic recovery, we anticipate that short- and long-term interest rates are unlikely to change materially from current levels in the near-term. We believe that long-term rates are at risk to rise later in 2011 as the economy continues to grow, the Fed completes the latest asset purchase program, and Treasury supply remains elevated. We think that economic growth will remain solid throughout 2011 and inflation is likely to remain low.

Going forward we plan to position the Fund with slightly less interest rate risk than the benchmark and to opportunistically invest in TIPS. We continue to view the U.S. Treasury and government-related sectors (Agencies, MBS) as relatively unattractive on a long-term basis. We intend to maintain a significant overweight to High Yield and CMBS to take advantage of the yield these sectors offer.

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

Management's Discussion of Fund Performance (Continued)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Performance and Market Overview

The total return of the Touchstone High Yield Fund was 12.65% for the year ended December 31, 2010. The total return of the BofA Merrill Lynch U.S. High Yield Cash Pay Index was 15.24% for the same period.

U.S. financial markets ended calendar year 2010 with a flourish on the back of improved economic performance and surprise developments on both monetary and fiscal policy fronts. The High Yield market participated in this rally even though interest rates increased materially in the quarter. This performance partly reflects stronger economic growth in the U.S. and abroad in recent months. After averaging 2% growth in the second and third quarters, real GDP is estimated to have accelerated to about 3.5% in the fourth quarter, fueled by a pickup in consumption and an improved trade balance. Moreover, unlike the situation in the final quarter of 2009 when growth reached 5% on the back of a surge in inventories, the recent acceleration is based on a pickup in final demand. At the same time, forecasters are becoming more optimistic about the outlook for 2011 due to recent policy developments. In the run-up to the mid-term elections, most were calling for growth to be in the vicinity of 2.0-2.5%, with risks to the downside if the Bush tax cuts were not extended. Today, the consensus is nearly a full percentage point higher, and some economists are calling for growth to reach 4%.

Portfolio Review

Given the significant increase in interest rates during the fourth quarter, higher quality (BB rated) securities actually produced slightly negative returns due to their greater interest rate sensitivity. Conversely, the lowest quality securities (CCC rated) performed well. For calendar year 2010, both BB-rated securities and CCC-rated securities outperformed, while B-rated securities underperformed. With declining interest rates over the full year, BB-rated securities benefited from their longer duration and greater interest rate sensitivity, while CCC-rated securities benefited from significant spread tightening. While the Fund marginally outperformed in the fourth quarter, performance lagged over the calendar year due to its overweight allocation to B-rated securities. Additionally, lack of exposure to certain Financials sectors (generally longer-duration and higher-quality) inhibited performance. In addition, the Fund's overweight position in the Utilities sector detracted from performance.

During the last twelve months, significant value was added from security selection. Whereas the Fund's exposure to the Utilities sector generated negative attribution from sector allocation, positive attribution from security selection within this sector more than offset the impact of sector allocation. Similarly, security selection within the Energy sector contributed to performance. In fact, the Utilities and the Energy sectors were the two largest contributors to performance in 2010.

Current Strategy and Outlook

While the economy is expected to generate solid growth in the first half of 2011, some question whether it will retain momentum in the second half. Some observers, for example, contend that households will save most of the tax windfall, rather than spend it. Others note that the new Republican leadership in Congress is likely to press for significant cuts in government spending, such that the overall thrust of fiscal policy may not be as large as forecasters currently assume. In this regard, we are cautiously optimistic, mainly because of the significant adjustments households, businesses and financial institutions have made. The debt service burden that the household sector faces today, for example, has come down considerably from its pre-crisis peak, while the personal saving rate has increased to 5-6%. With personal disposable income growing at a solid pace and household net worth improving, consumer spending could reach 3% or more. Additionally, the business sector has been able to restore overall profits back to their pre-crisis peak on the back of extensive cost-cutting

Management's Discussion of Fund Performance (Continued)

and moderate top-line revenue growth. Businesses also have the wherewithal to boost investment spending out of retained earnings, and there are some signs that the job picture is improving. Finally, the major financial institutions have also strengthened their operating income and balance sheets considerably. Moreover, some are in a position where they will be able to resume dividend payments.

At the same time, we accept that there are still significant risks that could undermine economic expansion. The most concerning are the depressed state of residential housing and potential for further home price declines; the failure to resolve sovereign debt problems in Europe and the potential for greater spill-over if Spain comes under attack; and the reluctance of Chinese policymakers to allow the Renminbi (RMB) to appreciate more freely, which fuels inflation in China and trade frictions abroad. Because there is no resolution to these issues, we are open-minded about whether the U.S. economy will sustain solid growth in the second half of 2011.

While the risk of deflation has diminished, we do not foresee an imminent rise in inflation. The most likely outcome, in our view, is that core inflation will hover around 1% for a while longer, while headline inflation could gravitate to 2%. Headline inflation eventually could reach 2-3%, especially if commodity prices continue to rise.

Although the High Yield sector has performed exceptionally well over the last two years, we continue to be constructive on the outlook for High Yield. With increasing confidence in the economic recovery and declining default rates, valuations remain attractive. While the absolute yields in High Yield are somewhat low, the alternatives appear less compelling. Although returns this year are unlikely to exceed recent returns, we think that High Yield continues to offer attractive relative value, particularly when compared to other fixed income asset classes.

The strength of Fort Washington's High Yield strategy has historically been fundamental credit analysis with particular emphasis on avoiding problem credits. We believe this will continue to add value as negative credit events may have a material impact on returns in this lower return environment. We believe this core competency will provide considerable value to the Fund's investors. We will continue to construct the Fund to exhibit less volatility than the broad market and deliver attractive risk-adjusted returns. It is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that we believe will outperform over the long-term.

Management's Discussion of Fund Performance (Continued)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

Management's Discussion of Fund Performance (Continued)

Touchstone Large Cap Core Equity Fund

Sub-Advised by Todd-Veredus Asset Management, LLC

Performance and Market Overview

The total return of the Touchstone Large Cap Core Equity Fund was 12.20% for the year ended December 31, 2010. The total return of the Russell 1000® Index was 16.10% for the same period.

This past year ended with the market breaking out to the upside; investors began to factor in a sustainable economic expansion. We think the economy and markets are in a normal expansionary period that is likely to last a few years, although we think most investors are only begrudgingly accepting that fact.

Most of the market gains for the year occurred during the fourth quarter of 2010. The good news for our style of investing is that money flows are starting to favor domestic stocks again. U.S. companies have had a strong rebound in earnings, and investors are less enamored with bonds. As this occurs, we believe more institutional money is likely to move towards active equity management. This type of development should allow for stock pickers like us to enjoy outperformance.

Portfolio Review

The Touchstone Large Cap Core Equity Fund underperformed the Russell 1000® Index during the year. We believe this is because the market favored riskier stocks of lower quality. As the economic recovery and stock market rally continue, we expect a rotation towards higher quality stocks, which should benefit the Touchstone Large Cap Core Equity Fund.

The Energy, Financials and Information Technology sectors detracted from the Fund's performance this year. Energy stocks outperformed expectations and the Fund was underweight in the sector. Most of the gains came in the fourth quarter as oil prices rose from $79 per barrel to $91 per barrel. The Financials sector overall lagged the Index, so the Fund's underweight in the sector was appropriate. The Fund's stock selection trailed the Index as investors returned to some of the downtrodden large banks. The Fund has been underweight in that portion of the Financials sector. The Fund's' Information Technology sector exposure detracted from performance as a number of the larger technology companies experienced weaker sales or management turmoil.

On the positive side, the Fund's overweight position and stock selection within the Consumer Discretionary and Industrials sectors contributed to performance. We believe that the world economy remains in a recovery and have positioned the Fund to overweight the economically sensitive sectors. Also, the Fund's stock selection within the Consumer Staples and Utilities sectors added to results.

Stocks that contributed to performance during the year included Ross Stores Inc. and Dollar Tree Inc. (both from the Consumer Discretionary sector), Union Pacific Corp. (Industrials sector), Philip Morris International Inc. (Consumer Staples sector), and AFLAC Inc. (Financials sector). Most of these guided estimates up or benefited from an improving economy. Detractors from performance included Transocean Ltd. and Chesapeake Energy Corp. (both from the Energy sector) which have been sold, and Hewlett-Packard Co., Microsoft Corp., and Cisco Systems Inc. (all from the Information Technology sector).

Current Strategy and Outlook

When we look at markets, our focus is in three driving forces; valuation, fundamentals and market sentiment. Based on these factors, we believe equities will end 2011 a fair amount higher than current levels as it becomes clearer we are in a normal recovery.

Management's Discussion of Fund Performance (Continued)

We believe the economy will continue to grow in 2011 and may surprise us to the upside. Consensus expectations are for 3.5% to 4.5% growth in 2011, as the tax deal and benefits extensions agreed to last year bolster the outlook. If real demand expands, growth estimates are likely to improve as well.

As we stated, we believe the market is likely to move ahead during the year, however we believe it will do so in a choppy manner. As this recovery develops, we expect later stage cyclical companies to outperform. The Fund is positioned in these types of companies which should be a benefit.

As we look forward, we expect several themes to play out in 2011. History suggests equity markets are likely to return well over 10% this year. This is because we are in the typically strong third year of the presidential cycle, the economy is recovering, investors are underinvested and sentiment remains skeptical. Bonds will probably continue their choppy moves, but longer-term rates should end the year higher than current levels. "Risk on, risk off" trading concerns will probably shift from U.S. unemployment to European sovereign debt, emerging markets slowdowns, and the potential for a new Congress to clash with the Obama Administration. Higher corporate cash balances may lead to higher dividends, share repurchases and a very strong Mergers & Acquisition market.

We like high quality companies with good balance sheets as they are likely to raise dividends, do share repurchases or make accretive acquisitions. We still think the market has the potential to move higher for the next few years, and will remain positioned in the higher quality companies that tend to be the leadership as market recoveries mature.

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Growth Fund

Sub-Advised by TCW Investment Management Company, LLC and Westfield Capital Management Company, LLC

Performance and Market Overview

The total return of the Touchstone Mid Cap Growth Fund was 21.63% for the year ended December 31, 2010. The total return of the Russell Midcap® Growth Index was 26.38% for the same period.

Although the stock market performed well in the first quarter on solid corporate earnings growth and continued momentum from the March 2009 lows, it corrected in April 2010. Investor concerns centered on a number of issues, including the European debt crisis, the oil spill in the Gulf of Mexico, uncertainty regarding the impact of new healthcare and financial reform bills, the sustainability of the housing recovery, and an inventory correction in technology.

The catalyst for the market's second half upswing looks to be Ben Bernanke's Jackson Hole speech in late August in which he outlined the case for further quantitative easing. Citing its dual mandate, the Fed determined that the risk of deflation remained high and the economy was growing too slowly. Strong earnings, attractive valuations, an improving economic outlook, and heightened Merger & Acquisition (M&A) activity also helped propel the stock market. A key event was also upheaval in Washington following the mid-term elections. President Obama's unexpected tack to the center and agreement to extend the Bush tax cuts further lifted stocks.

TCW Investment Management Company, LLC

Portfolio Review

The Industrials, Consumer Discretionary, Utilities, Materials and Information Technology sectors were the primary contributors to 2010 relative performance, while the Financials, Energy and Health Care sectors detracted from performance. The return of M&A activity to the marketplace following the financial crisis proved to be a salutary catalyst to the market and to Fund performance. Burger King Holdings Inc. (Consumer Discretionary sector) and Pactiv Corp. (Materials sector), two fund holdings, received solid take-out offers and were sold. Many pieces of the portfolio also helped performance. The rebound in the industrial economy, driven by strong emerging markets growth and restocking in the developed world helped Industrials sector stocks such as truck-parts manufacturer WABCO Holdings Inc. and mining equipment company Joy Global Inc. As U.S. consumers regained confidence, retailers such as Abercrombie & Fitch Co. and Foot Locker Inc. (both from the Consumer Discretionary sector) posted improved back-to-school and Christmas sales. Strong consumer demand for mobile telephony and increased spending by corporations to replace less efficient servers and to upgrade networks helped Information Technology stocks, such as Ciena Corp. and Avago Technologies Ltd.

The Financials sector was the largest detractor to relative performance in 2010 as results at regional banks were more mixed. While some banks reported improved loan trends, headwinds from financial regulation reform, an uneven housing rebound, little-to-no loan growth and foreclosure issues stifled the rebound. KeyCorp and New York Community Bancorp Inc. were among the better performers. Comerica Inc., a Texas-based business bank, was the first TARP recipient to raise its dividend and the stock rallied late in the year. On the other hand, Wilmington Trust Corp., which had earlier suggested that problem loans had peaked, surprised the market with additional loan losses. Subsequent pressure from regulators revealed that credit problems were more severe than management indicated, forcing the bank into a take-out with M&T Bank Corp. at lower-than-prevailing market prices.

Sector weights at year end show a sequential decrease in the Consumer Discretionary sector and an increase in the Information Technology sector. However, these snapshots miss the strong performance of Consumer

Management's Discussion of Fund Performance (Continued)

Discretionary stocks in the portfolio intra-quarter and subsequent trims to a number of positions. While the Information Technology sector remains volatile, we believe a multi-year upswing in tech spending continues to be driven by ongoing corporate efficiency goals and consumer bedazzlement with new mobile computing devices. The Fund remains overweight in the Financials sector. While we don't expect improvements in non-performing loans to be linear, we believe credit problems have peaked. The nuances of Dodd-Frank, such as interchange fees and mortgage issues, remain unresolved, but we believe major policy risk has diminished now that the bill has passed. In short, banks appear to be on a path, albeit choppy, towards more normalized levels of profitability, and we find the valuations compelling. We continue to like the Industrials sector stocks, believing them to be a good proxy for global demand.

Current Strategy and Outlook

We remain bullish on mid-cap value equities based on solid corporate earnings and attractive valuations. Stock movement over the past few years has been driven largely by macro-economic factors as investors put risk on or off according to their interpretation of these events. While the health of the macro-economy remains ever-important, correlations among securities are declining, and old-fashioned bottom-up stock picking appears to be regaining in importance.

The recent rise in M&A activity suggests that companies are starting to take advantage of the valuation gaps in the marketplace. With cash on balance sheets earning little return and borrowing costs low, astute corporate stewards have once again begun snapping up high-quality competitors or bolting on product lines at attractive valuations. Historically 10-20% of the portfolio gets taken out in any year, so the current uptick in M&A activity should be beneficial for Fund performance. Just as we believe many of the stocks in the portfolio are undervalued, so do strategic buyers and private equity shops.

While political factors are unlikely to go away completely, far-sweeping new regulations are likely to be fewer now that a divided Congress and Presidency will have to work together to pass any legislation. Still, passage of the budget and raising the federal debt ceiling are likely to spark contentious debate, which could provide some headline risk.

We think part of the impediment to employment growth has been the generally anti-business and confusing new laws emanating from Washington. These new regulations, including financial reform, healthcare laws, Gulf of Mexico drilling regulations and tax policy have touched significant portions of the economy. While many of the rules still need to be codified, we think businesses can start to hire knowing Washington is unlikely to create additional burdens. Market historians will point to the third year of the Presidential cycle as being salutary for stocks as Washington girds for re-election. We are also encouraged by recent cabinet appointments and job creating rhetoric coming from the White House.

A big wildcard continues to be the health of Europe, which has thus far averted full-blown crisis, but has not fully solved the debt problems in Ireland, Greece, Spain and Portugal. In addition, while inflation as measured by the Fed is not a concern, food and gasoline prices have moved significantly higher over the past year. We are keeping a close eye on China's actions to deal with escalating food and housing prices. We think China is unlikely to slam on the brakes, but its actions are worth watching closely.

These tail risks could provide opportunity to purchase high quality franchises at discounts to their intrinsic value. In the meantime, our process of bottom-up fundamentally-driven investing remains unchanged. It continues to be a stock-by-stock process. We believe the portfolio is well positioned for the current environment.

Management's Discussion of Fund Performance (Continued)

Westfield Capital Management Company, LLC

Portfolio Review

Investments in the Energy and Industrials sectors were the primary contributors to relative results, but they were overshadowed by weakness in the Consumer Discretionary, Health Care, Materials and Consumer Staples sectors.

Energy stocks contributed to active returns. Oil & Gas Equipment & Services and Exploration & Production industry companies were boosted by record levels of global capital investment. Spending related to deep water development was particularly robust, bolstering oil & gas equipment company National Oilwell Varco Inc. and making the stock the sector's most sizeable contributor to relative returns. National Oilwell has benefited from an acceleration in orders for premium jackups and new floating rigs. In addition, the company began to see a substantial improvement in its aftermarket parts and services segment during the year due to offshore rig fleet upgrades and higher safety standards. Denbury Resources Inc., which engages in the exploration, development and operation of oil and natural gas properties in the U.S.'s Gulf Coast region, also added to relative performance. Denbury pursued its planned sale of non-core assets and we believe the company will demonstrate a stronger organic production growth profile going forward as it has more capital to devote to its key projects. Coal mining company Massey Energy Co. benefited during the year from metallurgical coal contract prices coming in at levels above investor expectations. In November, Massey revealed that it was considering strategic opportunities and the stock surged, fueled by several competing bids. We believe that even if the buy offers are rejected, Massey's vast reserves of thermal and metallurgical coal should position the company well to achieve superior volume growth and pricing power.

Industrials contributed to relative results. The portfolio's modest overweight to the sector and holdings in the Electrical Components & Equipment sub-industry, Ametek Inc., Roper Industries Inc. and Cooper Industries PLC, drove the majority of excess returns. Like many manufacturers, these companies lowered their costs structures during the economic downturn and posted dramatic margin expansion and earnings growth as volumes recovered during 2010. Industrials was the portfolio's best performing sector, and our valuation discipline led us to sell or trim a number of positions throughout the year as they approached our internal price targets.

The Consumer Discretionary sector was the portfolio's most significant cause of underperformance. Overweight exposure to the Education Services sub-industry, which has encountered regulatory headwinds related to uncertainty around the Department of Education's proposed "gainful employment" laws, negatively impacted performance. These measures would sharply reduce the availability of government loans for students attending for-profit institutions. Strayer Education Inc. was the portfolio's biggest absolute and relative detractor, and we sold the stock in the fourth quarter after Strayer's competitor Apollo Group Inc. announced that it expects new student enrollments to decline over the next two quarters. Priceline.com Inc., an online travel company in the United States, Europe, and Asia, further eroded marginal returns, as it has trailed the market since we purchased it in early November. We expect priceline.com to generate a 20% EPS compound annual growth rate over the next few years, driven by increased airline capacity and a consequent improvement in consumer hotel and car rentals.

The Health Care sector detracted from relative returns, driven by weakness in biotechnology and pharmaceuticals holdings. Vertex Pharmaceuticals Inc., whose lead drug Telaprevir is being developed as a treatment for Hepatitis C, was one of the deficient stocks. While Vertex was pressured in the first half of the year due to fears related to its Phase III trial for Telaprevir, the trial data released in the third quarter showed Telaprevir to be more effective than Merck & Co.'s competing therapy, and we remain confident that Vertex will be able to launch Telaprevir in 2011. Dendreon Corp., which develops oncology therapies, also hurt absolute and relative returns. Its lead product, Provenge, is a novel immunotherapy that is made of a patient's own cells and helps trigger their immune system to fight cancer, which means it works like a vaccine against

Management's Discussion of Fund Performance (Continued)

tumors. Dendreon was purchased in early May after it received approval to launch Provenge in the U.S. as a prostate cancer therapy. The company reported lower-than-expected third quarter revenues and earnings and has remained range-bound since then. However, Provenge received a favorable review on patient survival benefit following a technology assessment, which we expect to support utilization and reimbursement trends.

The Materials sector detracted from relative results. Ecolab Inc., a manufacturer of cleaning products, traded off after reporting lower-than-expected third quarter revenues due to sluggishness in its food service and health care segments, which caused it to trail its specialty chemicals peers in the Index. We maintain our view that Ecolab can achieve double-digit earnings growth in the coming years thanks to its margin expansion potential in Europe and underlying organic growth trends. Another detractor was Yamana Gold, Inc., which acquires, explores, develops and operates gold and copper mining properties. While gold prices rose during the period, they failed to keep pace with input commodities such as oil that were propelled higher by global growth, which pressured mining company margins.

Current Strategy and Outlook

While market-wide earnings growth will likely moderate from its pace in 2010 as the cyclical recovery evolves, earnings should remain strong and ahead of Wall Street expectations. The highly-correlated, macro-driven stock price action that has dominated the markets since mid-2008 is showing signs of abating. Correlation of average equity returns appear to have peaked in the third quarter. If this trend persists, 2011 should be a stock-picker's market. Much of the margin benefit from cost-cutting efforts during the economic downturn has been achieved and increasing earnings growth should be driven by revenue growth. At this juncture, we endeavor to identify good top-line growers trading at reasonable valuations.

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

Management's Discussion of Fund Performance (Continued)

Touchstone Third Avenue Value Fund

Sub-Advised by Third Avenue Management, LLC

Performance and Market Overview

The total return of the Touchstone Third Avenue Value Fund was 20.20% for the year ended December 31, 2010. The total return of the Russell 3000® Value Index was 16.23% for the same period.

Equity markets in the U.S. "melted up" during the last quarter of 2010, as economic conditions improved generally, companies reported better than expected earnings and investors grew more comfortable owning equities. The U.S. Federal Reserve Bank continued to support the economy with its second quantitative easing program and, in an unexpectedly productive lame duck congressional session, President Barack Obama and Republicans in the House and Senate agreed to keep income tax rates low, a one year payroll tax holiday and the extension of unemployment benefits. Most of the stocks in the Fund were up for the year, as business fundamentals and operating results continued to improve.

Portfolio Review

The Fund performed well in 2010, beating relevant benchmarks and ending the year well positioned to take advantage of the improving economic climate. The strongest contributor to relative performance was Sycamore Networks Inc. Near the end of the fourth quarter 2010, Sycamore paid shareholders a $6.50 dividend. After the dividend, the company's financial position remains rock solid with cash and investment securities totaling approximately $450 million and no debt. Earlier in 2010, Sycamore announced the impending launch of IQstream, a new flexible data management product for its mobile customer base. Though the product has yet to roll out, Sycamore's management says it has received encouraging feedback from trial customers.

The second strongest contributor to relative performance was Brookfield Asset Management Inc. Brookfield is a well-financed, well-managed investment company with significant investments in real estate, power generation and infrastructure. The company has opportunistically invested a substantial amount of capital in the past year-and-a-half, having participated in the reorganization of General Growth Properties (the largest U.S. real estate-related bankruptcy in history) and leading the $1.5 billion recapitalization of Babcock & Brown Infrastructure. In addition, Brookfield has gained a lot of traction within its asset management business, having raised nearly $10 billion of external capital over the past few years. Third Avenue believes that Brookfield's management team will continue to take advantage of market dislocations to create value by investing its capital alongside its partners in opportunistic investments, which should allow them to continue to increase the company's NAV for the foreseeable future.

The third strongest contributor to relative performance was Cimarex Energy Co. Cimarex had a strong year of improving operating results and growing cash flow that management has used to strengthen the company's already solid balance sheet. Oil and gas reserves have grown more rapidly than many expected. Cimarex also has a sizable interest in the Cana-Woodford shale, an early stage resource play in western Oklahoma whose potential value is increasingly becoming apparent as one of the more attractive shale formations in the region.

The largest detractor to Fund performance during the year was South Korean steel producer POSCO. POSCO's margins suffered in 2010 due to rising materials cost. The company added debt to its balance sheet as well in order to finance its second quarter acquisition of Daewoo International Corporation. However, POSCO remains well financed and has super-attractive access to the credit markets. It recently issued $700 million in 10-year notes at an attractive borrowing rate of 4.2% for money that Third Avenue believes will be put to productive long-term use.

Hong Kong's Henderson Land Development Company Ltd. was the second largest detractor from relative performance during the year. Over the summer, Henderson took a HK$734 million charge to earnings to reflect the effect of failed condominium sales in its Conduit Road project. Though the charge represented less

Management's Discussion of Fund Performance (Continued)

than 1% of the company's $66 per share adjusted book value (book value + deferred tax liability), the Hong Kong government soon after announced it would investigate the Conduit Road transactions. Henderson Land re-launched sales of condos in its Conduit Road development in August and shares recovered much of their losses during the second half of the year. However, they declined again late in the fourth quarter when the Hong Kong government announced measures to reduce further price appreciation in the residential market. While Henderson Land was one of the largest detractors during the year, the company remains a core position in the Fund as the company has a strong financial position, trades at an attractive discount to Third Avenue's estimate of NAV, and has attractive prospects for future NAV growth.

During the year positions in the Alamo Group Inc., Arch Capital Group Ltd., Bel Fuse Inc., Cross Country Healthcare Inc., Electro Scientific Industries Inc., JAKKS Pacific Inc., Journal Communications Inc., Mitsui Fudosan Company Ltd., TimberWest Forest Corp. and Tokio Marine Holdings Inc. were sold from the Fund. Third Avenue initiated a position in Canfor Corp., a well-financed Canadian lumber company, and KeyCorp, a well-capitalized U.S.-based regional bank available at a discount to net asset value.

Current Strategy and Outlook

Third Avenue does not manage to a benchmark or invest using an asset allocation model; rather we analyze companies from the bottom up, focusing on business fundamentals in keeping with our time-tested "safe and cheap" investment philosophy. We invest in well-capitalized companies with competent management teams and strong long-term growth prospects. We seek to limit potential investment risk by purchasing the securities of such sound companies at a significant discount to our conservative estimate of net asset value.

Despite the recent market rally, we continue to see opportunities in select securities that meet our strict investment criteria. We believe that our focus on the merits of individual companies enables the Fund to be well positioned for the long run regardless of the macro environment.

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

Management's Discussion of Fund Performance (Continued)

Touchstone ETF Funds

Sub-Advised by Todd-Veredus Asset Management

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Enhanced ETF Fund

Touchstone Moderate ETF Fund

Four Exchanged Traded Funds (ETFs) are available for investors seeking "lifestyle" products for their annuity holdings. Strategic options include the Conservative, Moderate and Aggressive ETF Funds. These funds use asset allocations of up to nine ETFs that should not change dramatically over time, with higher bond weights for the more conservative funds, and lower bond weights for the more aggressive funds. The fourth option, the Enhanced ETF Fund, uses a tactical asset allocation in an effort to generate better returns.

Performance and Market Overview

The Touchstone Conservative ETF Fund's total return was 8.81% for the year ended December 31, 2010. The total return of the Barclays Capital Aggregate Bond Index was 6.54% for the same period. The Touchstone Moderate ETF Fund's total return was 11.25%, the Touchstone Aggressive ETF Fund 13.19%, and the Touchstone Enhanced ETF Fund 11.50% for the year ended December 31, 2010. The total return of the S&P 1500 Composite Index was 16.38% for the same period. The specific blended benchmark returns were 9.98% for the Conservative ETF Fund, 12.44% for the Moderate ETF Fund, 14.41% for the Aggressive ETF Fund, and 15.40% for the Enhanced ETF Fund.

Portfolio Review

During the year, the strategically-oriented Conservative, Moderate and Aggressive ETF Funds, as well as the tactical Enhanced ETF Fund underperformed their blended benchmarks primarily due to sector allocation. The Fund's relatively good sector weightings in the U.S. were offset by the lower performance of the MSCI EAFE Index. International markets also suffered as concerns about sovereign debt defaults surfaced in Europe, and China began raising interest rates to slow the economy and head off inflationary pressures.

This past year, the strategically-oriented Funds favored mid- and small-cap indexes versus the large-cap. Within those sectors, Todd rebalanced the allocations in May to favor growth slightly more than value. The growth indexes generally outperformed their value counterparts during the year.

The tactically-oriented Enhanced ETF Fund was rebalanced in November to favor large- and mid-cap growth sectors, as well as the MSCI EAFE and the Barclays Capital Aggregate Bond Index. During the fourth quarter, the mid-cap and small-cap sectors outperformed, and thus the Fund underperformed its specifically-blended benchmark for the year.

Current Strategy and Outlook

As we look at the market, our focus is on three driving forces; valuation, fundamentals and market sentiment. Based on these factors, Todd believes equities will end the year a fair amount higher than current levels as it becomes clearer that the economy is in a begrudgingly normal recovery.

Valuation has become much more reasonable over the past ten years based on a normalized five-year earnings chart. Todd believes that unless we see a period where inflation expectations skyrocket, much of the correction in P/Es is probably over. Industrials have seen firm fundamentals and other neglected areas, such as Automobiles and Consumer Durables, are seeing an uptick. New home builds may not improve substantially from here, but

Management's Discussion of Fund Performance (Continued)

Todd believes that expectations do not call for any improvement. Real demand for many products is improving, which should lead to better margins on an already lean manufacturing base. This should allow for improved employment expectations as companies begin to bump up against production limitations. Todd expects the economy to continue to grow in 2011 with consensus expectations around 3.5-4.5%. However, it will do so in a choppy manner. Todd expects later stage cyclical companies to outperform in 2011. The Funds are already positioned well for the recovery: invested in high quality companies with good balance sheets who are likely to raise dividends, do share repurchases or make accretive acquisitions.

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Management's Discussion of Fund Performance (Continued)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Management's Discussion of Fund Performance (Continued)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Management's Discussion of Fund Performance (Continued)

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2010

Touchstone Baron Small Cap Growth Fund

Sector Allocation	(% of Net Assets)
Consumer Discretionary	33.3
Financials	13.3
Health Care	12.2
Industrials	10.8
Energy	8.7
Consumer Staples	6.0
Information Technology	3.2
Materials	2.9
Utilities	2.5
Telecommunication Services	2.1
Investment Funds	23.8
Other Assets/Liabilities (Net)	(18.8)
Total	100.0

Touchstone Core Bond Fund

Credit Quality	(% of Total Investments)
U.S. Treasury	27.0
U.S. Agency	12.3
AAA/Aaa	20.0
AA/Aa	1.3
A/A	7.9
BBB/Baa	11.5
BB/Ba	3.9
B/B	11.9
CCC	4.0
CC	0.2
Total	100.0

Touchstone High Yield Fund

Credit Quality	(% of Total Investments)
BBB/Baa	3.1
BB	15.9
B	73.6
CCC	5.6
CC	0.3
NR	0.2
Cash	1.3
Total	100.0

Touchstone Large Cap Core Equity Fund

Sector Allocation	(% of Net Assets)
InformationTechnology	21.9
Industrials	13.5
Consumer Discretionary	13.1
Financials	13.0
Health Care	11.3
Energy	11.0
Consumer Staples	6.4
Materials	3.5
Telecommunication Services	2.6
Utilities	2.2
Investment Funds	5.0
Other Assets/Liabilities (Net)	(3.5)
Total	100.0

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Growth Fund

Sector Allocation	(% of Net Assets)
Information Technology	19.0
Financials	15.6
Industrials	14.3
Consumer Discretionary	13.1
Energy	10.4
Health Care	9.9
Materials	9.1
Consumer Staples	3.5
Utilities	2.2
Telecommunication Services	1.3
Investment Funds	6.4
Other Assets/Liabilities (Net)	(4.8)
Total	100.0

Touchstone Money Market Fund

Credit Quality	(% of Total Investments)
A-1/P-1/F-1	95.2
FW1(NR)	4.8
Total	100.0
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	55.5
U.S. Government Securities	22.4
Taxable Municipal Bonds	10.4
Corporate Notes/Commercial Paper	8.8
Adjustable Rate Put Bonds	2.8
Other Assets/Liabilities (Net)	0.1
Total	100.0

Touchstone Third Avenue Value Fund

Sector Allocation	(% of Net Assets)
Financials	40.3
Energy	19.9
Information Technology	12.6
Materials	11.4
Consumer Discretionary	8.6
Health Care	0.9
Investment Funds	8.2
Other Assets/Liabilities (Net)	(1.9)
Total	100.0

Touchstone Aggressive ETF Fund

Sector Allocation	(% of Net Assets)
Exchange Traded Funds	99.2
Investment Funds	25.8
Other Assets/Liabilities (Net)	(25.0)
Total	100.0

Touchstone Conservative ETF Fund

Sector Allocation	(% of Net Assets)
Exchange Traded Funds	99.1
Investment Funds	26.1
Other Assets/Liabilities (Net)	(25.2)
Total	100.0

Touchstone Enhanced ETF Fund

Sector Allocation	(% of Net Assets)
Exchange Traded Funds	99.3
Investment Funds	28.8
Other Assets/Liabilities (Net)	(28.1)
Total	100.0

Touchstone Moderate ETF Fund

Sector Allocation	(% of Net Assets)
Exchange Traded Funds	98.9
Investment Funds	21.7
Other Assets/Liabilities (Net)	(20.6)
Total	100.0

Statements of Assets and Liabilities

December 31, 2010

	Touchstone Baron Small Cap Growth Fund	Touchstone Core Bond Fund	Touchstone High Yield Fund	Touchstone Large Cap Core Equity Fund
Assets
Investments, at cost	$18,416,838	$42,753,767	$30,493,293	$36,597,292
Affiliated securities, at market value	$1,443,090	$2,705,440	$416,239	$629,519
Non-affiliated securities, at market value	27,752,293	40,113,463	32,139,723	43,987,715
Investments, at value - including $4,260,837, $106,178, $536,741,and $1,473,535 of securities loaned for the Baron Small Cap Growth Fund, Core Bond Fund, High Yield Fund, and Large Cap Core Equity Fund, respectively.	$29,195,383	$42,818,903	$32,555,962	$44,617,234
Cash	—	6	—	—
Receivable for:
Dividends	10,404	—	—	59,148
Interest	—	345,280	631,211	—
Fund shares sold	34,545	—	3,727	9,302
Securities lending income	2,270	13	206	126
Tax reclaim receivable	—	1,550	—	—
Other assets	362	696	529	690
Total Assets	29,242,964	43,166,448	33,191,635	44,686,500
Liabilities
Payable for:
Return of collateral for securities on loan	4,417,673	111,870	564,670	1,505,069
Fund shares redeemed	2,845	2,704	346	2,017
Investments purchased	180,433	2,586,762	—	—
Payable to Investment Advisor	21,562	18,870	13,558	23,587
Payable to other affiliates	20,401	13,902	34,769	15,976
Payable to Trustees	2,011	2,011	2,011	2,011
Other accrued expenses	17,239	21,925	24,442	17,580
Total Liabilities	4,662,164	2,758,044	639,796	1,566,240
Net Assets	$24,580,800	$40,408,404	$32,551,839	$43,120,260
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,468,494	3,766,091	4,140,564	4,770,311
Net asset value, offering price and redemption price per share	$16.74	$10.73	$7.86	$9.04
Net assets consist of:
Paid-in capital	$14,207,628	$38,003,494	$31,491,941	$53,239,451
Accumulated net investment income	233	1,446,554	2,424,031	569,185
Accumulated net realized gains (losses) on investments	(405,606)	893,220	(3,426,802)	(18,708,318)
Net unrealized appreciation on investments	10,778,545	65,136	2,062,669	8,019,942
Net assets applicable to shares outstanding	$24,580,800	$40,408,404	$32,551,839	$43,120,260

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Mid Cap Growth Fund	Touchstone Money Market Fund	Touchstone Third Avenue Value Fund
Assets
Investments, at cost	$23,616,053	$56,984,928	$37,887,672
Affiliated securities, at market value	$552,764	$—	$3,177,555
Non-affiliated securities, at market value	28,796,398	56,984,928	50,397,789
Investments, at value - including $1,199,920 and $1,107,274 of securities loaned for the Mid Cap Growth Fund and Third Avenue Value Fund, respectively.	$29,349,162	$56,984,928	$53,575,344
Cash	—	484	54
Receivable for:
Dividends	21,584	—	9,795
Interest	—	133,552	—
Fund shares sold	63,986	—	15,453
Investments sold	1,237	—	190,239
Securities lending income	168	—	1,284
Tax reclaim receivable	—	—	6,874
Other assets	430	1,047	848
Total Assets	29,436,567	57,120,011	53,799,891
Liabilities
Payable for:
Return of collateral for securities on loan	1,230,659	—	1,128,275
Dividends	—	500	—
Fund shares redeemed	2,743	—	4,231
Investments purchased	140,251	—	—
Payable to Investment Advisor	18,596	9,010	34,897
Payable to other affiliates	11,081	56,444	20,767
Payable to Trustees	2,011	2,011	2,011
Other accrued expenses	18,010	20,515	32,057
Total Liabilities	1,423,351	88,480	1,222,238
Net Assets	$28,013,216	$57,031,531	$52,577,653
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,090,026	57,019,790	2,975,294
Net asset value, offering price and redemption price per share	$13.40	$1.00	$17.67
Net assets consist of:
Paid-in capital	$27,478,215	$57,030,355	$50,194,468
Accumulated net investment income (loss)	79,095	—	(1,688,330)
Accumulated net realized gains (losses) on investments and foreign currency transactions	(5,277,203)	1,176	(11,616,254)
Net unrealized appreciation on investments and foreign currency transactions	5,733,109	—	15,687,769
Net assets applicable to shares outstanding	$28,013,216	$57,031,531	$52,577,653

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Aggressive ETF Fund	Touchstone Conservative ETF Fund	Touchstone Enhanced ETF Fund	Touchstone Moderate ETF Fund
Assets
Investments, at cost	$21,318,812	$26,392,401	$16,637,628	$60,429,534
Affiliated securities, at market value	$173,668	$255,117	$165,474	$683,798
Non-affiliated securities, at market value	24,009,886	28,623,331	18,160,671	63,847,205
Investments, at value - including $4,709,884, $5,615,361, $3,839,252 and $10,680,414 of securities loaned for the Aggressive ETF Fund, Conservative ETF Fund, Enhanced ETF Fund and Moderate ETF Fund, respectively.	$24,183,554	$28,878,448	$18,326,145	$64,531,003
Receivable for:
Dividends	13,399	41,139	10,436	69,567
Fund shares sold	—	2,299	—	67,921
Securities lending income	866	1,512	564	1,751
Tax reclaim receivable	—	—	—	3,444
Other assets	277	384	154	877
Total Assets	24,198,096	28,923,782	18,337,299	64,674,563
Liabilities
Payable for:
Return of collateral for securities on loan	4,819,831	5,764,771	3,955,450	10,938,116
Fund shares redeemed	5,500	5,917	3,949	13,437
Investments purchased	—	47,143	42,813	172,969
Payable to Investment Advisor	6,525	7,801	4,843	17,940
Payable to other affiliates	2,941	12,894	5,242	20,793
Payable to Trustees	2,011	2,011	2,011	2,011
Other accrued expenses	19,824	17,505	17,524	17,731
Total Liabilities	4,856,632	5,858,042	4,031,832	11,182,997
Net Assets	$19,341,464	$23,065,740	$14,305,467	$53,491,566
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,892,793	1,989,091	1,781,743	4,460,700
Net asset value, offering price and redemption price per share	$10.22	$11.60	$8.03	$11.99
Net assets consist of:
Paid-in capital	$19,800,913	$21,987,045	$22,613,731	$55,434,370
Accumulated net investment income	254,243	439,879	101,821	926,794
Accumulated net realized losses on investments	(3,578,434)	(1,847,231)	(10,098,602)	(6,971,509)
Net unrealized appreciation on investments	2,864,742	2,486,047	1,688,517	4,101,911
Net assets applicable to shares outstanding	$19,341,464	$23,065,740	$14,305,467	$53,491,566

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended December 31, 2010

	Touchstone Baron Small Cap Growth Fund	Touchstone Core Bond Fund	Touchstone High Yield Fund	Touchstone Large Cap Core Equity Fund
Investment Income
Dividends from affiliated securities	$4,032	$12,434	$1,191	$2,601
Dividends from non-affiliated securities	200,242	4,732	5,431	1,094,136
Interest	—	1,753,304	2,751,857	—
Income from securities loaned	30,203	26	1,836	2,134
Total Investment Income	234,477	1,770,496	2,760,315	1,098,871
Expenses
Investment advisory fees	220,191	220,441	160,149	344,656
Administration fees	41,941	80,161	64,060	106,049
Compliance fees and expenses	1,701	1,574	1,792	2,124
Custody fees	1,274	325	7,365	1,180
Professional fees	16,379	18,408	18,013	19,726
Shareholder servicing fees	42,665	19,646	60,168	61,337
Transfer Agent fees	21	182	126	215
Trustee fees	10,993	10,993	10,994	10,994
Other expenses	4,171	14,745	13,866	6,001
Total Expenses	339,336	366,475	336,533	552,282
Fees waived by the Administrator	(14,115)	—	(252)	(22,598)
Net Expenses	325,221	366,475	336,281	529,684
Net Investment Income (Loss)	(90,744)	1,404,021	2,424,034	569,187
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,680,660	988,660	1,040,770	(259,145)
Net change in unrealized appreciation/(depreciation) on investments	3,268,043	507,158	286,665	5,424,768
Net Realized and Unrealized Gain	4,948,703	1,495,818	1,327,435	5,165,623
Net Increase in Net Assets Resulting from Operations	$4,857,959	$2,899,839	$3,751,469	$5,734,810

The accompanying notes are an integral part of the financial statements.

Statements of Operations (Continued)

	Touchstone Mid Cap Growth Fund	Touchstone Money Market Fund	Touchstone Third Avenue Value Fund
Investment Income
Dividends from affiliated securities	$1,508	$—	$6,148
Dividends from non-affiliated securities (A)	374,387	—	1,038,277
Interest	—	401,655	—
Income from securities loaned	6,341	—	22,710
Total Investment Income	382,236	401,655	1,067,135
Expenses
Investment advisory fees	205,906	131,118	405,802
Administration fees	51,477	145,451	101,451
Compliance fees and expenses	1,945	2,127	1,827
Custody fees	101	1,872	14,839
Professional fees	17,263	21,541	18,848
Shareholder servicing fees	32,425	157,741	118,956
Transfer Agent fees	1,150	129	126
Trustee fees	10,993	10,352	10,994
Passive Foreign Investment Company tax expense	—	—	252,316
Other expenses	5,398	634	22,032
Total Expenses	326,658	470,965	947,191
Fees waived by the Administrator	(25,431)	(81,849)	(101,451)
Expenses reimbursed by the Investment Advisor	—	—	(252,387)
Net Expenses	301,227	389,116	593,353
Net Investment Income	81,009	12,539	473,782
Realized and Unrealized Gain
Net realized gain on:
Investments	859,058	103,132	1,596,516
Foreign currency	—	—	9,736
Net change in unrealized appreciation/(depreciation) on investments	3,995,232	—	7,070,880
Net Realized and Unrealized Gain	4,854,290	103,132	8,677,132
Net Increase in Net Assets Resulting from Operations	$4,935,299	$115,671	$9,150,914
(A) Net of foreign tax withholding of:	$464	$—	$45,045

The accompanying notes are an integral part of the financial statements.

Statements of Operations (Continued)

	Touchstone Aggressive ETF Fund	Touchstone Conservative ETF Fund	Touchstone Enhanced ETF Fund	Touchstone Moderate ETF Fund
Investment Income
Dividends from affiliated securities	$660	$763	$376	$1,660
Dividends from non-affiliated securities	371,225	595,174	205,016	1,308,380
Income from securities loaned	9,447	22,152	11,981	22,314
Total Investment Income	381,332	618,089	217,373	1,332,354
Expenses
Investment advisory fees	66,695	91,544	60,776	209,662
Administration fees	33,348	45,772	30,388	105,085
Compliance fees and expenses	1,612	1,762	1,622	2,006
Custody fees	1,859	105	1,029	1,054
Professional fees	16,184	17,343	16,154	20,113
Shareholder servicing fees	41,214	57,215	37,802	114,180
Transfer Agent fees	90	98	90	2,253
Trustees fees	10,993	10,994	10,993	10,994
Other expenses	6,211	3,667	3,527	4,930
Total Expenses	178,206	228,500	162,381	470,277
Fees waived by the Administrator	(33,348)	(45,772)	(30,388)	(76,174)
Expenses reimbursed by the Investment Advisor	(19,763)	(11,064)	(18,091)	—
Net Expenses	125,095	171,664	113,902	394,103
Net Investment Income	256,237	446,425	103,471	938,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(1,177,745)	24,956	460,542	(2,034,807)
Net change in unrealized appreciation/(depreciation) on investments	3,088,862	1,431,467	846,656	6,712,775
Net Realized and Unrealized Gain	1,911,117	1,456,423	1,307,198	4,677,968
Net Increase in Net Assets Resulting from Operations	$2,167,354	$1,902,848	$1,410,669	$5,616,219

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Touchstone Baron Small Cap Growth Fund		Touchstone Core Bond Fund		Touchstone High Yield Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income (loss)	$(90,744)	$(128,399)	$1,404,021	$1,338,154	$2,424,034	$2,702,430
Net realized gain (loss) on investments	1,680,660	(472,955)	988,660	1,268,713	1,040,770	(1,771,133)
Net change in unrealized appreciation/ (depreciation) on investments	3,268,043	5,085,482	507,158	2,447,479	286,665	10,299,698
Net Increase in Net Assets from Operations	4,857,959	4,484,128	2,899,839	5,054,346	3,751,469	11,230,995
Dividends and Distributions to Shareholders from
Net investment income	—	—	(1,536,204)	(1,889,191)	(2,820,992)	(2,027,665)
Total Dividends and Distributions	—	—	(1,536,204)	(1,889,191)	(2,820,992)	(2,027,665)
Share Transactions
Proceeds from shares sold	6,898,480	6,798,776	2,781,682	2,856,635	14,265,059	16,823,773
Reinvestment of dividends and distributions	—	—	1,536,204	1,889,191	2,820,992	2,027,664
Cost of shares redeemed	(7,505,095)	(5,196,619)	(3,859,410)	(4,760,104)	(20,502,641)	(22,098,046)
Net Increase (Decrease) from Share Transactions	(606,615)	1,602,157	458,476	(14,278)	(3,416,590)	(3,246,609)
Total Increase (Decrease) in Net Assets	4,251,344	6,086,285	1,822,111	3,150,877	(2,486,113)	5,956,721
Net Assets
Beginning of period	20,329,456	14,243,171	38,586,293	35,435,416	35,037,952	29,081,231
End of period	$24,580,800	$20,329,456	$40,408,404	$38,586,293	$32,551,839	$35,037,952
Accumulated Net Investment Income	$233	$244	$1,446,554	$1,536,202	$2,424,031	$2,820,989

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Large Cap Core Equity Fund		Touchstone Mid Cap Growth Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$569,187	$751,347	$81,009	$57,224
Net realized gain (loss) on investments	(259,145)	(9,400,421)	859,058	(2,439,965)
Net change in unrealized appreciation/(depreciation) on investments	5,424,768	20,749,848	3,995,232	9,533,445
Net Increase in Net Assets from Operations	5,734,810	12,100,774	4,935,299	7,150,704
Dividends and Distributions to Shareholders from
Net investment income	(751,349)	(761,831)	(57,209)	(22,151)
Total Dividends and Distributions	(751,349)	(761,831)	(57,209)	(22,151)
Share Transactions
Proceeds from shares sold	7,653,481	12,738,129	4,650,939	3,113,706
Reinvestment of dividends and distributions	751,349	761,831	57,209	22,152
Cost of shares redeemed	(33,584,365)	(10,787,158)	(7,094,405)	(5,456,457)
Net Increase (Decrease) from Share Transactions	(25,179,535)	2,712,802	(2,386,257)	(2,320,599)
Total Increase (Decrease) in Net Assets	(20,196,074)	14,051,745	2,491,833	4,807,954
Net Assets
Beginning of period	63,316,334	49,264,589	25,521,383	20,713,429
End of period	$43,120,260	$63,316,334	$28,013,216	$25,521,383
Accumulated Net Investment Income	$569,185	$751,347	$79,095	$57,224

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Money Market Fund		Touchstone Third Avenue Value Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009 (A)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$12,539	$1,129,634	$473,782	$638,688
Net realized gain (loss) on:
Investments	103,132	849	1,606,238	(10,652,440)
Foreign currency	—	—	14	(11,492)
Net change in unrealized appreciation/(depreciation) on investments	—	—	7,070,880	25,086,833
Net Increase in Net Assets from Operations	115,671	1,130,483	9,150,914	15,061,589
Dividends and Distributions to Shareholders from
Net investment income, Class I	(12,539)	(693,334)	(3,062,305)	(977,362)
Net investment income, Class SC	—	(436,300)	—	—
Realized capital gains, Class I	(101,798)	—	—	(3,380,340)
Total Dividends and Distributions	(114,337)	(1,129,634)	(3,062,305)	(4,357,702)
Share Transactions
Class I
Proceeds from shares sold	67,206,700	135,344,659	3,705,779	4,407,927
Reinvestment of dividends and distributions	112,446	690,535	3,062,305	4,357,704
Cost of shares redeemed	(90,037,627)	(109,071,564)	(13,783,736)	(24,073,567)
Net Increase (Decrease) from Class I Share Transactions	(22,718,481)	26,963,630	(7,015,652)	(15,307,936)
Class SC
Proceeds from shares sold	—	23,035,799	—	—
Reinvestment of dividends and distributions	—	430,742	—	—
Cost of shares redeemed	—	(113,748,510)	—	—
Net Decrease from Class SC Share Transactions	—	(90,281,969)	—	—
Total Decrease in Net Assets	(22,717,147)	(63,317,490)	(927,043)	(4,604,049)
Net Assets
Beginning of period	79,748,678	143,066,168	53,504,696	58,108,745
End of period	$57,031,531	$79,748,678	$52,577,653	$53,504,696
Accumulated Net Investment Income (Loss)	$—	$—	$(1,688,330)	$673,356

(A)  Class SC represents the period from January 1, 2009 through April 26, 2009.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Aggressive ETF Fund		Touchstone Conservative ETF Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009 (A)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009 (A)
From Operations
Net investment income	$256,237	$296,597	$446,425	$504,732
Net realized gain (loss) on investments	(1,177,745)	(2,168,709)	24,956	(1,263,994)
Net change in unrealized appreciation/(depreciation) on investments	3,088,862	4,787,900	1,431,467	2,960,608
Net Increase in Net Assets from Operations	2,167,354	2,915,788	1,902,848	2,201,346
Dividends and Distributions to Shareholders from
Net investment income, Class I	(296,598)	(371,904)	(504,733)	(719,618)
Realized capital gains, Class I	—	(228,228)	—	(217,064)
Total Dividends and Distributions	(296,598)	(600,132)	(504,733)	(936,682)
Share Transactions
Class I
Proceeds from shares sold	5,613,221	11,277,511	2,651,876	13,883,940
Reinvestment of dividends and distributions	296,598	600,132	504,733	936,682
Cost of shares redeemed	(5,908,851)	(816,950)	(4,115,008)	(3,022,766)
Net Increase (Decrease) from Class I Share Transactions	968	11,060,693	(958,399)	11,797,856
Class SC
Proceeds from shares sold	—	2,169,026	—	707,710
Cost of shares redeemed	—	(11,317,860)	—	(11,675,336)
Net Decrease from Class SC Share Transactions	—	(9,148,834)	—	(10,967,626)
Total Increase in Net Assets	1,871,724	4,227,515	439,716	2,094,894
Net Assets
Beginning of period	17,469,740	13,242,225	22,626,024	20,531,130
End of period	$19,341,464	$17,469,740	$23,065,740	$22,626,024
Accumulated Net Investment Income	$254,243	$297,188	$439,879	$504,733

(A)  Class SC represents the period from January 1, 2009 through April 26, 2009.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Enhanced ETF Fund		Touchstone Moderate ETF Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009 (A)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009 (A)
From Operations
Net investment income	$103,471	$269,870	$938,251	$1,128,367
Net realized gain (loss) on investments	460,542	(2,812,766)	(2,034,807)	(3,528,439)
Net change in unrealized appreciation/(depreciation) on investments	846,656	5,715,196	6,712,775	10,009,515
Net Increase in Net Assets from Operations	1,410,669	3,172,300	5,616,219	7,609,443
Dividends and Distributions to Shareholders from
Net investment income, Class I	(269,871)	(512,143)	(1,128,367)	(1,603,350)
Total Dividends and Distributions	(269,871)	(512,143)	(1,128,367)	(1,603,350)
Share Transactions
Class I
Proceeds from shares sold	415,122	3,098,780	6,181,277	20,700,506
Reinvestment of dividends and distributions	269,871	512,143	1,128,367	1,604,021
Cost of shares redeemed	(4,923,695)	(6,136,584)	(10,810,218)	(4,076,597)
Net Increase (Decrease) from Class I Share Transactions	(4,238,702)	(2,525,661)	(3,500,574)	18,227,930
Class SC
Proceeds from shares sold	—	51,481	—	825,177
Cost of shares redeemed	—	(5,195,370)	—	(22,856,001)
Net Decrease from Class SC Share Transactions	—	(5,143,889)	—	(22,030,824)
Total Increase (Decrease) in Net Assets	(3,097,904)	(5,009,393)	987,278	2,203,199
Net Assets
Beginning of period	17,403,371	22,412,764	52,504,288	50,301,089
End of period	$14,305,467	$17,403,371	$53,491,566	$52,504,288
Accumulated Net Investment Income	$101,821	$269,875	$926,794	$1,128,898

(A)  Class SC represents the period from January 1, 2009 through April 26, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Touchstone Baron Small Cap Growth Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.40	$10.08	$20.52	$22.86	$19.89
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.08)	(0.07)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	3.40	3.40	(7.11)	0.87	3.75
Total from investment operations	3.34	3.32	(7.18)	0.71	3.64
Dividends and distributions to shareholders from:
Realized capital gains	—	—	(3.26)	(3.05)	(0.67)
Net asset value, end of period	$16.74	$13.40	$10.08	$20.52	$22.86
Total return (A)	24.93%	32.94%	(33.64%)	2.76%	18.26%
Ratios and supplemental data:
Net assets at end of period (000s)	$24,581	$20,329	$14,243	$26,216	$29,103
Ratios to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.49%	1.51%
Gross expenses	1.62%	1.81%	1.84%	1.49%	1.55%
Net investment loss	(0.43%)	(0.81%)	(0.51%)	(0.71%)	(0.51%)
Portfolio turnover	18%	9%	7%	19%	19%

Touchstone Core Bond Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.37	$9.49	$10.33	$10.24	$10.28
Income (loss) from investment operations:
Net investment income	0.38	0.39	0.54	0.46	0.50
Net realized and unrealized gain (loss) on investments	0.40	1.02	(0.88)	0.10	(0.08)
Total from investment operations	0.78	1.41	(0.34)	0.56	0.42
Dividends and distributions to shareholders from:
Net investment income	(0.42)	(0.48)	(0.50)	(0.47)	(0.46)
Distributions in excess of net investment income	—	(0.05)	—	—	—
Total dividends and distributions	(0.42)	(0.53)	(0.50)	(0.47)	(0.46)
Net asset value, end of period	$10.73	$10.37	$9.49	$10.33	$10.24
Total return (A)	7.57%	14.90%	(3.26%)	5.45%	4.05%
Ratios and supplemental data:
Net assets at end of period (000s)	$40,408	$38,586	$35,435	$39,647	$37,358
Ratios to average net assets:
Net expenses	0.91%	1.00%	1.00%	0.75%	0.75%
Gross expenses	0.91%	1.02%	1.03%	0.96%	1.01%
Net investment income	3.50%	3.67%	4.75%	4.67%	4.41%
Portfolio turnover	487%	422%	171%	283%	231%

See Notes to Financial Highlights on page 44 .

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Touchstone High Yield Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.64	$5.52	$7.94	$8.54	$8.53
Income (loss) from investment operations:
Net investment income	0.72	0.67	0.21	0.87	0.61
Net realized and unrealized gain (loss) on investments	0.25	1.92	(2.14)	(0.72)	0.06
Total from investment operations	0.97	2.59	(1.93)	0.15	0.67
Dividends and distributions to shareholders from:
Net investment income	(0.75)	(0.47)	(0.49)	(0.75)	(0.66)
Net asset value, end of period	$7.86	$7.64	$5.52	$7.94	$8.54
Total return (A)	12.65%	46.90%	(24.31%)	1.78%	7.90%
Ratios and supplemental data:
Net assets at end of period (000s)	$32,552	$35,038	$29,081	$27,918	$37,361
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	0.80%	0.80%
Gross expenses	1.05%	1.05%	1.15%	0.94%	0.98%
Net investment income	7.57%	8.72%	8.01%	6.88%	6.84%
Portfolio turnover	56%	61%	52%	62%	46%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.20	$6.69	$11.22	$10.99	$8.88
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.09	(0.05)	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.82	1.52	(3.92)	0.35	2.08
Total from investment operations	1.00	1.61	(3.97)	0.59	2.36
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.10)	(0.07)	(0.25)	(0.25)
Realized capital gains	—	—	(0.49)	(0.11)	—
Total dividends and distributions	(0.16)	(0.10)	(0.56)	(0.36)	(0.25)
Net asset value, end of period	$9.04	$8.20	$6.69	$11.22	$10.99
Total return (A)	12.20%	24.06%	(35.20%)	5.32%	26.57%
Ratios and supplemental data:
Net assets at end of period (000s)	$43,120	$63,316	$49,265	$25,362	$26,285
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	0.75%	0.75%
Gross expenses	1.04%	1.06%	1.10%	1.10%	1.20%
Net investment income (loss)	1.07%	1.40%	(1.42%)	1.91%	2.31%
Portfolio turnover	33%	38%	81%	124%	53%

See Notes to Financial Highlights on page 44.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.04	$7.95	$18.55	$19.38	$17.63
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	0.02	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	2.35	3.07	(7.54)	2.85	2.95
Total from investment operations	2.39	3.10	(7.52)	2.80	2.86
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.01)	—	—	—
Realized capital gains	—	—	(3.08)	(3.63)	(1.11)
Total dividends and distributions	(0.03)	(0.01)	(3.08)	(3.63)	(1.11)
Net asset value, end of period	$13.40	$11.04	$7.95	$18.55	$19.38
Total return (A)	21.63%	38.99%	(39.70%)	14.43%	16.18%
Ratios and supplemental data:
Net assets at end of period (000s)	$28,013	$25,521	$20,713	$46,356	$35,216
Ratios to average net assets:
Net expenses	1.17%	1.16%	1.16%	1.15%	1.15%
Gross expenses	1.27%	1.40%	1.36%	1.17%	1.28%
Net investment income (loss)	0.31%	0.26%	0.06%	(0.29%)	(0.49%)
Portfolio turnover	60%	71%	73%	83%	104%

Touchstone Money Market Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.00	(B)	0.01		0.03	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.00	(B)	(0.00	) (B)	—	—	—
Total from investment operations	0.00	(B)	0.01		0.03	0.05	0.05
Dividends and distributions to shareholders from:
Net investment income	(0.00	) (B)	(0.01)		(0.03)	(0.05)	(0.05)
Realized capital gains	(0.00	) (B)	—		—	—	—
Total dividends and distributions	(0.00	) (B)	(0.01)		(0.03)	(0.05)	(0.05)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (A)	0.19%		0.88%		2.99%	5.17%	4.94%
Ratios and supplemental data:
Net assets at end of period (000s)	$57,032		$79,749		$52,790	$44,988	$37,256
Ratios to average net assets:
Net expenses	0.53%		0.71	% (C)	0.65%	0.28%	0.28%
Gross expenses	0.65%		0.72%		0.65%	0.47%	0.56%
Net investment income	0.02%		0.80%		2.94%	5.06%	4.82%

See Notes to Financial Highlights on page 44 .

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Touchstone Third Avenue Value Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$15.61		$12.93	$26.70	$29.24	$26.89
Income (loss) from investment operations:
Net investment income	0.25		0.26	0.23	0.30	0.22
Net realized and unrealized gain (loss) on investments	2.90		3.78	(10.68)	(0.79)	4.05
Total from investment operations	3.15		4.04	(10.45)	(0.49)	4.27
Dividends and distributions to shareholders from:
Net investment income	(1.09)		(0.29)	(0.31)	(0.20)	(0.11)
Realized capital gains	—		(1.07)	(3.01)	(1.85)	(1.81)
Total dividends and distributions	(1.09)		(1.36)	(3.32)	(2.05)	(1.92)
Net asset value, end of period	$17.67		$15.61	$12.93	$26.70	$29.24
Total return (A)	20.20%		31.39%	(38.50%)	(1.79%)	15.87%
Ratios and supplemental data:
Net assets at end of period (000s)	$52,578		$53,505	$58,109	$120,717	$125,330
Ratios to average net assets:
Net expenses	1.17%		1.13%	1.06%	1.05%	1.05%
Gross expenses	1.87	%(D)	1.34%	1.34%	1.07%	1.15%
Net investment income	0.93%		1.17%	1.08%	1.03%	0.77%
Portfolio turnover	10%		4%	12%	18%	10%

See Notes to Financial Highlights on page 44 .

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.17	$7.80	$12.70	$12.65	$11.30
Income (loss) from investment operations:
Net investment income (loss)	0.14	(0.09)	0.26	0.40	0.24
Net realized and unrealized gain (loss) on investments	1.07	1.78	(4.00)	0.25	1.29
Total from investment operations	1.21	1.69	(3.74)	0.65	1.53
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.20)	(0.25)	(0.22)	(0.12)
Realized capital gains	—	(0.12)	(0.91)	(0.38)	(0.06)
Total dividends and distributions	(0.16)	(0.32)	(1.16)	(0.60)	(0.18)
Net asset value, end of period	$10.22	$9.17	$7.80	$12.70	$12.65
Total return (A)	13.19%	21.72%	(29.12%)	5.12%	13.52%
Ratios and supplemental data:
Net assets at end of period (000s)	$19,341	$17,470	$7,361	$12,610	$17,171
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.50%	0.50%
Gross expenses	1.07%	1.21%	1.25%	0.90%	1.18%
Net investment income (loss)	1.54%	(2.18%)	2.15%	1.86%	1.94%
Portfolio turnover	44%	45%	20%	39%	33%

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.90	$10.17	$11.92	$11.50	$10.72
Income (loss) from investment operations:
Net investment income (loss)	0.24	(0.04)	0.53	0.35	0.22
Net realized and unrealized gain (loss) on investments	0.72	1.24	(1.67)	0.31	0.65
Total from investment operations	0.96	1.20	(1.14)	0.66	0.87
Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.36)	(0.34)	(0.20)	(0.08)
Realized capital gains	—	(0.11)	(0.27)	(0.04)	(0.01)
Total dividends and distributions	(0.26)	(0.47)	(0.61)	(0.24)	(0.09)
Net asset value, end of period	$11.60	$10.90	$10.17	$11.92	$11.50
Total return (A)	8.81%	11.79%	(9.49%)	5.76%	8.15%
Ratios and supplemental data:
Net assets at end of period (000s)	$23,066	$22,626	$10,835	$16,197	$14,213
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.50%	0.50%
Gross expenses	1.00%	1.10%	1.14%	0.91%	1.41%
Net investment income (loss)	1.95%	(2.61%)	3.10%	3.24%	3.19%
Portfolio turnover	21%	40%	39%	23%	14%

See Notes to Financial Highlights on page 44 .

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Touchstone Enhanced ETF Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$7.34	$6.19	$13.88	$13.73	$11.98
Income (loss) from investment operations:
Net investment income	0.09	0.17	0.13	0.21	0.13
Net realized and unrealized gain (loss) on investments	0.75	1.20	(4.69)	0.35	1.71
Total from investment operations	0.84	1.37	(4.56)	0.56	1.84
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.22)	(0.15)	(0.17)	(0.03)
Realized capital gains	—	—	(2.98)	(0.24)	(0.06)
Total dividends and distributions	(0.15)	(0.22)	(3.13)	(0.41)	(0.09)
Net asset value, end of period	$8.03	$7.34	$6.19	$13.88	$13.73
Total return (A)	11.50%	22.17%	(31.40%)	4.03%	15.38%
Ratios and supplemental data:
Net assets at end of period (000s)	$14,305	$17,403	$19,557	$39,526	$47,264
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.50%	0.50%
Gross expenses	1.07%	1.14%	1.06%	0.75%	0.85%
Net investment income	0.68%	1.50%	1.54%	1.13%	1.26%
Portfolio turnover	121%	75%	78%	88%	62%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.01	$9.67	$12.60	$12.21	$11.11
Income (loss) from investment operations:
Net investment income	0.23	0.19	0.17	0.33	0.22
Net realized and unrealized gain (loss) on investments	1.01	1.50	(2.74)	0.31	1.00
Total from investment operations	1.24	1.69	(2.57)	0.64	1.22
Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.35)	(0.21)	(0.16)	(0.10)
Realized capital gains	—	—	(0.15)	(0.09)	(0.02)
Total dividends and distributions	(0.26)	(0.35)	(0.36)	(0.25)	(0.12)
Net asset value, end of period	$11.99	$11.01	$9.67	$12.60	$12.21
Total return (A)	11.25%	17.44%	(20.34%)	5.24%	10.97%
Ratios and supplemental data:
Net assets at end of period (000s)	$53,492	$52,504	$33,476	$29,017	$27,991
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.50%	0.50%
Gross expenses	0.89%	0.92%	0.94%	0.77%	1.02%
Net investment income	1.79%	2.37%	2.85%	2.59%	2.57%
Portfolio turnover	19%	24%	29%	12%	15%

See Notes to Financial Highlights on page 44 .

The accompanying notes are an integral part of the financial statements.

Financial Highlights (Continued)

Notes to Financial Highlights

(A)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the return would be lower.

(B)  Less than $0.01 per share.

(C)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.67%.

(D)  Absent PFIC Tax expenses, the ratio of gross expenses to average net assets would have been 1.37%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies

Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of the following eleven funds, individually, a "Fund", and collectively, the "Funds":

Touchstone Baron Small Cap Growth Fund ("Baron Small Cap Growth Fund")
Touchstone Core Bond Fund ("Core Bond Fund")
Touchstone High Yield Fund ("High Yield Fund")
Touchstone Large Cap Core Equity Fund ("Large Cap Core Equity Fund")
Touchstone Mid Cap Growth Fund ("Mid Cap Growth Fund")
Touchstone Money Market Fund ("Money Market Fund")
Touchstone Third Avenue Value Fund ("Third Avenue Value Fund")
Touchstone Aggressive ETF Fund ("Aggressive ETF Fund")
Touchstone Conservative ETF Fund ("Conservative ETF Fund")
Touchstone Enhanced ETF Fund ("Enhanced ETF Fund")
Touchstone Moderate ETF Fund ("Moderate ETF Fund")

Each Fund (except the Third Avenue Value Fund) is an open-end, diversified, management investment company. The Third Avenue Value Fund is an open-end, non-diversified, management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2010, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of The Western & Southern Financial Group ("Western-Southern"), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern and certain supplemental executive retirement plans sponsored by Western-Southern and its affiliates.

Prior to April 27, 2009, the Funds were registered to offer different classes of shares: Class I shares and Class SC shares. The Money Market Fund, Aggressive ETF Fund, Conservative ETF Fund, Enhanced ETF Fund, and Moderate ETF Fund offered two classes of shares: Class I shares and Class SC shares. Effective April 27, 2009, Class SC shares were exchanged for Class I shares and all Funds now offer a single class of shares: Class I shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Share valuation — The net asset value per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by its number of shares outstanding.

Investment valuation — Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith by the Advisor under consistently applied procedures in accordance with

Notes to Financial Statements (Continued)

procedures approved by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security.

The Funds have adopted Financial Accounting Standards Board ("FASB") ASC 820 "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2010, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or at December 31, 2010.

For the year ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

Foreign currency value translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Notes to Financial Statements (Continued)

Forward foreign currency and spot contracts — Certain Funds may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund's total return, and the potential for losses in excess of the Fund's initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

As of December 31, 2010, there were no open forward foreign currency contracts.

Derivative instruments and hedging activities — The following table sets forth the effect of derivative contracts on the Statement of Operations for the year ended December 31, 2010:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010
Derivatives not accounted for as hedging instruments under ACS 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Net realized
gains (losses) from foreign
currency transactions,
Forward	Net change in unrealized
foreign currency	appreciation (depreciation) on	Third Avenue
exchange contracts	foreign currency transactions	Value Fund	$(5,262)	$—

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicle. As of December 31, 2010, the following Funds loaned securities and received collateral as follows:

Fund	Securities Loaned	Collateral Received
Baron Small Cap Growth Fund	$4,260,837	$4,417,673
Core Bond Fund	$106,178	$111,870
High Yield Fund	$536,741	$564,670
Large Cap Core Equity Fund	$1,473,535	$1,505,069
Mid Cap Growth Fund	$1,199,920	$1,230,659
Third Avenue Value Fund	$1,107,274	$1,128,275
Aggressive ETF Fund	$4,709,884	$4,819,831
Conservative ETF Fund	$5,615,361	$5,764,771
Enhanced ETF Fund	$3,839,252	$3,955,450
Moderate ETF Fund	$10,680,414	$10,938,116

Notes to Financial Statements (Continued)

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investment income — Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

Dividends and distributions — Income dividends to shareholders for all Funds in the Trust, except the Money Market Fund, are declared and paid by each Fund annually. The Money Market Fund will declare dividends daily and pay dividends monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions — Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Notes to Financial Statements (Continued)

3. Transactions with Affiliates

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan"), the Sub-Administrator and Transfer Agent to the Funds. The Advisor and the Underwriter are each wholly-owned indirect subsidiaries of Western-Southern.

Advisory Agreement — The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Baron Small Cap Growth Fund	1.05%

Core Bond Fund	0.55% on the first $100 million 0.50% of the next $100 million 0.45% of the next $100 million 0.40% of such assets in excess of $300 million.

High Yield Fund	0.50% on the first $100 million 0.45% of the next $100 million 0.40% of the next $100 million 0.35% of such assets in excess of $300 million.

Large Cap Core Equity Fund	0.65% on the first $100 million 0.60% of the next $100 million 0.55% of the next $100 million 0.50% of such assets in excess of $300 million.

Mid Cap Growth Fund	0.80%

Money Market Fund	0.18%

Third Avenue Value Fund	0.80% on the first $100 million 0.75% of the next $100 million 0.70% of the next $100 million 0.65% of such assets in excess of $300 million.

Aggressive ETF Fund	0.40% on the first $50 million

Conservative ETF Fund	0.38% of the next $50 million

Enhanced ETF Fund	0.36% of such assets in excess of $100 million.

Moderate ETF Fund

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds .The Advisor (not the Funds) pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided. For the year ended December 31, 2010, the following sub-advisory agreements were in place:

Baron Small Cap Growth Fund	BAMCO, Inc.

Core Bond Fund	Fort Washington Investment Advisors, Inc.

High Yield Fund	Fort Washington Investment Advisors, Inc.

Large Cap Core Equity Fund	Todd/Veredus Asset Management, LLC

Mid Cap Growth Fund	TCW Investment Management Company and Westfield Capital Management Company, L.P.

Money Market Fund	Fort Washington Investment Advisors, Inc.

Third Avenue Value Fund	Third Avenue Management, LLC

Aggressive ETF Fund	Todd/Veredus Asset Management, LLC

Conservative ETF Fund	Todd/Veredus Asset Management, LLC

Enhanced ETF Fund	Todd/Veredus Asset Management, LLC

Moderate ETF Fund	Todd/Veredus Asset Management, LLC

Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor and of Western-Southern.

Notes to Financial Statements (Continued)

Administration and Accounting Services Agreement — The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of average daily net assets of the Trust up to and including $1 billion; 0.16% of the next $1 billion of average daily net assets; and 0.12% of all such assets in excess of $2 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Transfer Agent Agreement — The Trust entered into a Transfer Agent Agreement between the Trust and JPMorgan. JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

Underwriting Agreement — The Underwriter acts as exclusive agent for the distribution of the Funds' shares. The Underwriter receives no compensation under this agreement.

Plan of Distribution — The Trust entered into a Shareholder Servicing Plan for all share classes of the Trust which provides for a fee of 0.25% of average daily net assets attributable to such shares.

Compliance Services Agreement — Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

Affiliated Investments — Each Fund, except the Money Market Fund, may invest in the Touchstone Institutional Money Market Fund ("Institutional Money Market Fund"), subject to compliance with the several conditions set forth in an exemptive order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Institutional Money Market Fund, if any, for the year ended December 31, 2010, is noted below:

	Share Activity
	Balance 12/31/09	Purchases	Sales	Balance 12/31/10	Dividends	Value 12/31/10
Baron Small Cap Growth Fund	1,442,618	9,113,707	(9,113,235)	1,443,090	$4,032	$1,443,090
Core Bond Fund	3,499,554	53,145,705	(53,939,819)	2,705,440	$12,434	$2,705,440
High Yield Fund	220,834	17,138,422	(16,943,017)	416,239	$1,191	$416,239
Large Cap Core Equity Fund	1,256,821	26,969,508	(27,596,810)	629,519	$2,601	$629,519
Mid Cap Growth Fund	541,918	11,570,656	(11,559,810)	552,764	$1,508	$552,764
Third Avenue Value Fund	1,855,737	15,293,012	(13,971,194)	3,177,555	$6,148	$3,177,555
Aggressive ETF Fund	267,582	8,038,453	(8,132,367)	173,668	$660	$173,668
Conservative ETF Fund	288,488	5,185,264	(5,218,635)	255,117	$763	$255,117
Enhanced ETF Fund	4,458	2,850,018	(2,689,002)	165,474	$376	$165,474
Moderate ETF Fund	568,304	11,490,304	(11,374,810)	683,798	$1,660	$683,798

Notes to Financial Statements (Continued)

4. Capital Share Transactions

Capital share transactions for the Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown.

	Baron Small Cap Growth Fund		Core Bond Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	475,375	581,749	258,185	283,169
Shares reinvested	—	—	143,704	182,178
Shares redeemed	(524,328)	(477,507)	(356,746)	(479,291)
Net increase (decrease) in shares outstanding	(48,953)	104,242	45,143	(13,944)
Shares outstanding, beginning of period	1,517,447	1,413,205	3,720,948	3,734,892
Shares outstanding, end of period	1,468,494	1,517,447	3,766,091	3,720,948
	High Yield Fund		Large Cap Core Equity Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	1,785,565	2,713,474	909,725	1,798,398
Shares reinvested	359,362	265,401	83,206	92,906
Shares redeemed	(2,590,912)	(3,664,252)	(3,944,970)	(1,531,030)
Net increase (decrease) in shares outstanding	(445,985)	(685,377)	(2,952,039)	360,274
Shares outstanding, beginning of period	4,586,549	5,271,926	7,722,350	7,362,076
Shares outstanding, end of period	4,140,564	4,586,549	4,770,311	7,722,350
	Mid Cap Growth Fund		Third Avenue Value Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	393,136	327,051	229,281	312,030
Shares reinvested	4,257	2,006	173,403	278,470
Shares redeemed	(618,451)	(623,055)	(854,423)	(1,658,939)
Net decrease in shares outstanding	(221,058)	(293,998)	(451,739)	(1,068,439)
Shares outstanding, beginning of period	2,311,084	2,605,082	3,427,033	4,495,472
Shares outstanding, end of period	2,090,026	2,311,084	2,975,294	3,427,033

Notes to Financial Statements (Continued)

	Aggressive ETF Fund		Conservative ETF Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	580,451	1,408,451	237,540	1,351,942
Shares reinvested	29,050	65,071	43,624	85,263
Shares redeemed	(621,706)	(512,452)	(367,446)	(427,125)
Net increase (decrease) in shares outstanding	(12,205)	961,070	(86,282)	1,010,080
Shares outstanding, beginning of period	1,904,998	943,928	2,075,373	1,065,293
Shares outstanding, end of period	1,892,793	1,904,998	1,989,091	2,075,373
	Enhanced ETF Fund		Moderate ETF Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	55,768	503,350	545,358	2,144,540
Shares reinvested	33,608	69,774	94,266	145,696
Shares redeemed	(678,122)	(1,359,913)	(949,208)	(981,704)
Net increase (decrease) in shares outstanding	(588,746)	(786,789)	(309,584)	1,308,532
Shares outstanding, beginning of period	2,370,489	3,157,278	4,770,284	3,461,752
Shares outstanding, end of period	1,781,743	2,370,489	4,460,700	4,770,284

5. Expense Reductions

The Advisor has contractually agreed to waive its fees or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the "Expense Cap"). For this purpose, operating expenses are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses.

Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed is the Administration fees waived by the Administrator and the amount of other expenses reimbursed by the Advisor for each Fund for the year ended December 31, 2010:

	Baron Small Cap Growth Fund	Core Bond Fund	High Yield Fund	Large Cap Core Equity Fund
Expense cap	1.55%	1.00%	1.05%	1.00%
Administration fees waived	$14,115	$—	$252	$22,598
Expenses reimbursed	$—	$—	$—	$—

	Mid Cap Growth Fund	Money Market Fund	Third Avenue Value Fund
Expense cap	1.17%	0.75%	1.17%
Administration fees waived	$25,431	$81,849	$101,451
Expenses reimbursed for PFIC Tax expense	$—	$—	$252,316
Expenses reimbursed — other	$—	$—	$71

Notes to Financial Statements (Continued)

	Aggressive ETF Fund	Conservative ETF Fund	Enhanced ETF Fund	Moderate ETF Fund
Expense cap	0.75%	0.75%	0.75%	0.75%
Administration fees waived	$33,348	$45,772	$30,388	$76,174
Expenses reimbursed	$19,763	$11,064	$18,091	$—

The Third Avenue Value Fund incurred a tax expense of $252,316 related to its investments in Passive Foreign Investment Companies (PFICs) which was reimbursed by the Advisor. The gross expense ratio of the Fund would have been 1.37% excluding this expense.

The Advisor has agreed to maintain the expense limitations shown above through at least April 29, 2011.

6. Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2010 were as follows:

	Baron Small Cap Growth Fund	Core Bond Fund	High Yield Fund
Cost of Purchases	$3,608,888	$17,275,296	$17,190,389
Proceeds from Sales	$4,177,010	$19,079,367	$21,441,983
	Large Cap Core Equity Fund	Mid Cap Growth Fund	Third Avenue Value Fund
Cost of Purchases	$16,950,810	$14,935,279	$4,691,908
Proceeds from Sales	$41,702,617	$17,266,341	$15,808,493

	Aggressive ETF Fund	Conservative ETF Fund	Enhanced ETF Fund	Moderate ETF Fund
Cost of Purchases	$7,287,268	$4,803,881	$18,237,805	$9,938,670
Proceeds from Sales	$7,331,822	$5,767,927	$22,613,432	$13,660,020

7. Federal Tax Information

Federal Income Tax — It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income tax has been made.

The tax character of distributions paid for the years ended December 31, 2010 and 2009 was as follows:

	Baron Small Cap Growth Fund		Core Bond Fund		High Yield Fund		Large Cap Core Equity Fund
	2010	2009	2010	2009	2010	2009	2010	2009
From ordinary income	$—	$—	$1,536,204	$1,889,191	$2,820,992	$2,027,665	$751,349	$761,831
			Mid Cap Growth Fund		Money Market Fund		Third Avenue Value Fund
			2010	2009	2010	2009	2010	2009
From ordinary income			$57,209	$22,151	$114,337	$1,129,634	$3,062,305	$977,362
From long-term capital gains			—	—	—	—	—	3,380,340
			$57,209	$22,151	$114,337	$1,129,634	$3,062,305	$4,357,702

Notes to Financial Statements (Continued)

	Aggressive ETF Fund		Conservative ETF Fund		Enhanced ETF Fund		Moderate ETF Fund
	2010	2009	2010	2009	2010	2009	2010	2009
From ordinary income	$296,598	$371,904	$504,733	$719,618	$269,871	$512,143	$1,128,367	$1,603,350
From long-term capital gains	—	228,228	—	217,064	—	—	—	—
	$296,598	$600,132	$504,733	$936,682	$269,871	$512,143	$1,128,367	$1,603,350

The following information is computed on a tax basis for each item as of December 31, 2010:

	Baron Small Cap Growth Fund	Core Bond Fund	High Yield Fund	Large Cap Core Equity Fund
Tax cost of portfolio investments	$18,416,605	$42,781,091	$30,493,293	$40,173,257
Gross unrealized appreciation	10,829,477	1,105,447	2,168,848	5,125,291
Gross unrealized depreciation	(50,699)	(1,067,635)	(106,179)	(681,314)
Net unrealized appreciation	10,778,778	37,812	2,062,669	4,443,977
Capital loss carryforward	(405,606)	—	(3,316,183)	(15,132,353)
Post October losses	—	(237,598)	(110,619)	—
Undistributed ordinary income	—	2,146,034	2,424,031	569,185
Accumulated capital gains	—	458,662	—	—
Accumulated earnings (deficit)	$10,373,172	$2,404,910	$1,059,898	$(10,119,191)

	Mid Cap Growth Fund	Money Market Fund	Third Avenue Value Fund
Tax cost of portfolio investments	$24,049,571	$56,984,928	$40,415,755
Gross unrealized appreciation	5,802,564	—	16,255,955
Gross unrealized depreciation	(502,973)	—	(3,096,366)
Net unrealized appreciation	5,299,591	—	13,159,589
Net unrealized appreciation on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	97
Capital loss carryforward	(4,840,252)	—	(11,616,254)
Post October losses	—	—	—
Undistributed ordinary income	75,662	1,176	839,753
Accumulated earnings	$535,001	$1,176	$2,383,185

	Aggressive ETF Fund	Conservative ETF Fund	Enhanced ETF Fund	Moderate ETF Fund
Tax cost of portfolio investments	$23,124,763	$27,863,443	$16,868,067	$64,210,875
Gross unrealized appreciation	1,191,494	1,120,272	1,525,393	2,783,199
Gross unrealized depreciation	(132,703)	(105,267)	(67,315)	(2,463,071)
Net unrealized appreciation	1,058,791	1,015,005	1,458,078	320,128
Net unrealized appreciation on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	—	442
Capital loss carryforward	(1,772,483)	(376,189)	(9,614,920)	(3,190,168)
Post October losses	—	—	(253,243)	—
Undistributed ordinary income	254,243	439,879	101,821	926,794
Accumulated earnings (deficit)	$(459,449)	$1,078,695	$(8,308,264)	$(1,942,804)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales loss deferrals, investments in passive foreign investment companies, regulated investment companies, and real estate investment trusts.

Notes to Financial Statements (Continued)

As of December 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Amount	Expiration Date December 31,
Baron Small Cap Growth Fund	$405,606	2017
High Yield Fund	$480,001	2011
	935,126	2016
	1,901,056	2017
	$3,316,183
Large Cap Core Equity Fund*	$2,118,382	2015
	2,591,468	2016
	7,960,612	2017
	2,461,891	2018
	$15,132,353
Mid Cap Growth Fund	$1,166,599	2016
	3,673,653	2017
	$4,840,252
Third Avenue Value Fund	$11,616,254	2017
Aggressive ETF Fund	$1,026,841	2017
	745,642	2018
	$1,772,483
Conservative ETF Fund	$336,006	2017
	40,183	2018
	$376,189
Enhanced ETF Fund	$2,622,721	2016
	6,992,199	2017
	$9,614,920
Moderate ETF Fund*	$58,366	2015
	64,383	2016
	1,855,134	2017
	1,212,285	2018
	$3,190,168

*  A portion of the capital losses may be limited under tax regulations.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Notes to Financial Statements (Continued)

During the year ended December 31, 2010, the following Funds utilized capital loss carryforwards as follows:

Amount
Baron Small Cap Growth Fund	$1,680,904
Core Bond Fund	52,692
High Yield Fund	1,151,101
Mid Cap Growth Fund	748,450
Money Market Fund	158
Third Avenue Value Fund	3,208,164
Enhanced ETF Fund	380,060

During the year ended December 31, 2010, the Large Cap Core Equity Fund had capital losses of $4,692,851 expire unutilized.

From November 1, 2010 to December 31, 2010, the Funds shown below incurred the following net losses ("Post-October losses"). The Funds intend to elect to defer these losses and treat them as arising on January 1, 2011:

Amount
Core Bond Fund	$237,598
High Yield Fund	110,619
Enhanced ETF Fund	253,243

Reclassification of capital accounts — Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, foreign currency gain/loss, paydown gain/loss on mortgage backed and asset backed securities, expiration of capital loss carryforwards, real estate investment trusts, securities contributed in-kind, Passive Foreign Investment Companies, stock issuance costs and net gains/losses of regulated investment companies have been made to the following Funds for the year ended December 31, 2010:

	Undistributed Net Investment Income	Realized Gain/Loss	Paid-In Capital
Baron Small Cap Growth Fund	$90,733	$244	$(90,977)
Core Bond Fund	42,535	(42,535)	—
Large Cap Core Equity Fund	—	4,692,851	(4,692,851)
Mid Cap Growth Fund	(1,929)	1,929	—
Third Avenue Value Fund	226,837	1,601,912	(1,828,749)
Aggressive ETF Fund	(2,584)	2,584	—
Conservative ETF Fund	(6,546)	6,546	—
Enhanced ETF Fund	(1,654)	1,654	—
Moderate ETF Fund	(11,988)	11,988	—

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.

Notes to Financial Statements (Continued)

8. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

During a meeting of the Board of Trustees held February 17, 2011, the Trustees approved the removal of TCW Investment Management Company as Sub-Advisor to the Mid Cap Growth Fund. Westfield Capital Management Company, L.P. will continue to serve as Sub-Advisor to the Fund.

Also, at the February 17, 2011 meeting, the Trustees approved an advisory fee change, effective March 1, 2011, to the base advisory fee of the Mid Cap Growth Fund to include breakpoints as follows:

Mid Cap Growth Fund	0.75% on the first $500 million 0.70% on assets greater than $500 million to $1 billion 0.65% of such assets in excess of $1 billion

There were no other subsequent events that necessitated recognition or disclosures.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the "Federal Taxes" section of the financial statement notes for the fiscal year ending December 31, 2011.

Portfolio of Investments
Touchstone Baron Small Cap Growth Fund – December 31, 2010

Common Stocks — 95.0%	Shares	Market Value
Consumer Discretionary — 33.3%
Blue Nile, Inc.* †	2,400	$136,944
Choice Hotels International, Inc.	14,500	554,915
DeVry, Inc.	16,500	791,670
Dick's Sporting Goods, Inc.*	28,500	1,068,750
J. Crew Group, Inc.* †	8,410	362,807
Lamar Advertising Co. - Class A*	5,000	199,200
LKQ Corp.*	24,000	545,280
Lumber Liquidators Holdings, Inc.* †	8,600	214,226
Mohawk Industries, Inc.*	3,500	198,660
Morningstar, Inc.	7,200	382,176
New York Times Co. - Class A* †	9,516	93,257
Panera Bread Co. - Class A*	3,000	303,630
Peet's Coffee & Tea, Inc.* †	10,000	417,400
Penn National Gaming, Inc.*	10,000	351,500
Penske Auto Group, Inc.*	4,700	81,874
Polo Ralph Lauren Corp.	6,000	665,520
Strayer Education, Inc. †	3,500	532,770
Under Armour, Inc. - Class A* †	7,500	411,300
Vail Resorts, Inc.*	14,000	728,560
Wynn Resorts Ltd.	1,359	141,119
		8,181,558
Financials — 13.3%
Alexander's, Inc. REIT	1,200	494,736
Alexandria Real Estate Equities, Inc. REIT †	2,500	183,150
Arch Capital Group Ltd.*	12,000	1,056,600
Cohen & Steers, Inc. †	5,500	143,550
Douglas Emmett, Inc. REIT	15,000	249,000
Eaton Vance Corp.	9,000	272,070
Green Dot Corp. - Class A*	594	33,704
Interactive Brokers Group, Inc. - Class A	11,000	196,020
Jefferies Group, Inc. †	10,000	266,300
Netspend Holdings, Inc.*	5,000	64,100
Primerica, Inc. †	13,000	315,250
		3,274,480
Health Care — 12.2%
AMERIGROUP Corp.*	15,000	658,800
Chemed Corp.	3,000	190,530
Community Health Systems, Inc.*	12,700	474,599
Edwards Lifesciences Corp.*	16,500	1,333,860
Gen-Probe, Inc.*	3,500	204,225
IDEXX Laboratories, Inc.*	800	55,376
Techne Corp.	1,000	65,670
		2,983,060
Industrials — 10.8%
Aecom Technology Corp.*	5,500	153,835
Copart, Inc.*	15,000	560,250
CoStar Group, Inc.* †	6,500	374,140
Generac Holdings, Inc.*	15,000	242,550
Genesee & Wyoming, Inc. - Class A*	15,750	833,962
Tetra Tech, Inc.*	14,000	350,840
Valmont Industries, Inc.	1,500	133,095
		2,648,672

	Shares	Market Value
Energy — 8.7%
Brigham Exploration Co.*	11,500	$313,260
CARBO Ceramics, Inc.	3,800	393,452
Denbury Resources, Inc.*	10,000	190,900
SEACOR Holdings, Inc.	4,500	454,905
SM Energy Co.	5,500	324,115
Southern Union Co.	14,000	336,980
Targa Resources Corp.*	4,600	123,326
		2,136,938
Consumer Staples — 6.0%
Church & Dwight Co., Inc.	6,000	414,120
Diamond Foods, Inc. †	5,500	292,490
Ralcorp Holdings, Inc.*	4,400	286,044
TreeHouse Foods, Inc.*	5,000	255,450
Whole Foods Market, Inc.*	4,500	227,655
		1,475,759
Information Technology — 3.2%
Blackboard, Inc.* †	3,000	123,900
Booz Allen Hamilton Holding Corp.*	1,485	28,853
Pegasystems, Inc. †	7,000	256,410
SS&C Technologies Holdings, Inc.*	6,215	127,470
WebMD Health Corp.*	5,000	255,300
		791,933
Materials — 2.9%
Intrepid Potash, Inc.* †	3,000	111,870
Molycorp, Inc.* †	12,000	598,800
		710,670
Utilities — 2.5%
ITC Holdings Corp.	10,000	619,800
Telecommunication Services — 2.1%
SBA Communications Corp. - Class A*	12,500	511,750
Total Common Stocks		$23,334,620
Investment Funds — 23.8%
Invesco Liquid Assets Portfolio **	4,417,673	4,417,673
Touchstone Institutional Money Market Fund^	1,443,090	1,443,090
Total Investment Funds		$5,860,763
Total Investment Securities — 118.8% (Cost $18,416,838)		$29,195,383
Liabilities in Excess of Other Assets — (18.8%)		(4,614,583)
Net Assets — 100.0%		$24,580,800

Touchstone Baron Small Cap Growth Fund (Continued)

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $4,260,837.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$23,334,620	$—	$—	$23,334,620
Investment Funds	5,860,763	—	—	5,860,763
				$29,195,383

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Core Bond Fund – December 31, 2010

Principal Amount		Market Value
	Corporate Bonds — 32.4% Financials — 7.3%
$15,000	Ally Financial, Inc., 144a, 7.500%, 9/15/20	$15,731
235,000	Bank of America Corp. MTN, 7.375%, 5/15/14	261,221
200,000	Brandywine Operating Partnership LP, 5.400%, 11/1/14	206,472
190,000	Caterpillar Financial Services Corp. MTN, 5.450%, 4/15/18	208,511
20,000	CIT Group, Inc., 7.000%, 5/1/16	20,075
10,000	CIT Group, Inc., 7.000%, 5/1/17	10,025
170,000	Citigroup, Inc., 5.500%, 4/11/13	181,021
250,000	Credit Suisse New York MTN, 4.375%, 8/5/20	245,450
200,000	General Electric Capital Corp. MTN, 5.625%, 5/1/18	218,103
200,000	Goldman Sachs Group, Inc., 7.500%, 2/15/19	233,198
115,000	HSBC Bank PLC, 144a, 3.500%, 6/28/15	117,887
32,000	International Lease Finance Corp., 144a, 8.750%, 3/15/17	34,320
150,000	JPMorgan Chase & Co., 4.250%, 10/15/20	146,498
16,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (A)	19,360
18,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	19,913
70,000	MetLife, Inc., 10.750%, 8/1/39	93,800
225,000	Morgan Stanley MTN, 5.625%, 1/9/12	234,932
52,000	Omega Healthcare Investors, Inc., 144a, 6.750%, 10/15/22	51,545
21,000	Pinafore LLC / Pinafore, Inc., 144a, 9.000%, 10/1/18	22,680
15,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 7.750%, 10/15/16	15,863
145,000	Teachers Insurance & Annuity Association of America, 144a, 6.850%, 12/16/39	169,650
175,000	WCI Finance LLC / WEA Finance LLC, 144a, 5.700%, 10/1/16	188,889
220,000	Xstrata Finance Canada Ltd., 144a, 5.500%, 11/16/11	228,348
		2,943,492
	Utilities — 6.8%
85,000	AES Corp., 8.000%, 10/15/17	89,888
25,000	Calpine Corp., 144a, 7.875%, 7/31/20	25,312
30,000	Calpine Corp., 144a, 7.500%, 2/15/21	29,550
215,000	CenterPoint Energy, Inc., 5.950%, 2/1/17	231,006
15,000	CMS Energy Corp., 8.750%, 6/15/19	17,643
200,000	CMS Energy Corp., 6.250%, 2/1/20	204,106

Principal Amount		Market Value
$135,000	Copano Energy LLC / Copano Energy Finance Corp., 8.125%, 3/1/16	$139,050
12,000	Crosstex Energy, 8.875%, 2/15/18	12,855
160,000	Enel Finance International SA, 144a, 6.250%, 9/15/17	174,752
50,000	Genesis Energy LP / Genesis Energy Finance Corp., 144a, 7.875%, 12/15/18	49,750
135,000	GenOn Energy, Inc., 7.875%, 6/15/17	130,950
110,000	Intergen NV, 144a, 9.000%, 6/30/17	116,600
54,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Ser B, 8.750%, 4/15/18	58,455
35,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.750%, 11/1/20	35,000
145,000	NextEra Energy Capital Holdings, Inc., 6.350%, 10/1/66 (A)	141,737
180,000	Nisource Finance Corp., 6.150%, 3/1/13	196,363
140,000	Plains All American Pipeline LP / PAA Finance Corp., 6.650%, 1/15/37	147,151
165,000	PPL Energy Supply LLC, 6.500%, 5/1/18	183,714
40,000	Regency Energy Partners LP / Regency Energy Finance Corp., 9.375%, 6/1/16	43,900
195,000	Rockies Express Pipeline LLC, 144a, 6.250%, 7/15/13	210,589
175,000	Southern Power Co., Ser D, 4.875%, 7/15/15	189,326
101,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 144a, 7.875%, 10/15/18	106,050
190,000	TransCanada PipeLines Ltd., 6.100%, 6/1/40	209,148
		2,742,895
	Consumer Discretionary — 5.4%
23,000	Accuride Corp., 144a, 9.500%, 8/1/18	24,898
40,000	ACE Hardware Corp., 144a, 9.125%, 6/1/16	42,800
15,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.875%, 4/30/18	15,525
60,000	Cequel Communications Holdings l LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	62,700
5,000	Citadel Broadcasting Corp., 144a, 7.750%, 12/15/18	5,175
17,000	Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17	18,615
1,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	1,088
195,000	Comcast Corp., 5.700%, 7/1/19	213,185
24,000	Cooper-Standard Automotive, Inc., 144a, 8.500%, 5/1/18	25,440
50,000	CSC Holdings LLC, 8.625%, 2/15/19	56,500

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 32.4% (Continued)
$230,000	DirecTV Holdings LLC / DirecTV Financing Co., Inc., 7.625%, 5/15/16	$255,012
11,000	Entravision Communications Corp., 144a, 8.750%, 8/1/17	11,605
100,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	105,625
35,000	Fisher Communications, Inc., 8.625%, 9/15/14	35,525
28,000	Goodyear Tire & Rubber, 10.500%, 5/15/16	31,920
27,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	27,270
22,000	Inergy LP / Inergy Finance Corp., 144a, 7.000%, 10/1/18	22,165
30,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	31,950
8,000	Lear Corp., 7.875%, 3/15/18	8,560
63,000	Libbey Glass, Inc., 144a, 10.000%, 2/15/15	67,725
140,000	Macy's Retail Holdings, Inc., 5.350%, 3/15/12	144,550
25,000	Navistar International Corp., 8.250%, 11/1/21	26,875
175,000	News America, Inc., 6.900%, 3/1/19	209,664
19,000	Simmons Bedding Co., 144a, 11.250%, 7/15/15	20,520
12,000	Tenneco, Inc., 144a, 6.875%, 12/15/20	12,270
300,000	Time Warner Cable, Inc., 4.125%, 2/15/21	285,464
130,000	Time Warner, Inc., 3.150%, 7/15/15	132,082
25,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	26,875
225,000	Viacom, Inc., 6.250%, 4/30/16	256,057
		2,177,640
	Energy — 2.9%
90,000	Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp., 12.125%, 8/1/17	113,850
135,000	Basic Energy Services, Inc., 11.625%, 8/1/14	149,850
32,000	Coffeyville Resources LLC, 144a, 10.875%, 4/1/17	34,400
10,000	Consol Energy, Inc., 144a, 8.000%, 4/1/17	10,650
10,000	Consol Energy, Inc., 144a, 8.250%, 4/1/20	10,800
78,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	80,145
50,000	Hilcorp Energy, 144a, 7.750%, 11/1/15	51,625
75,000	Hilcorp Energy, 144a, 9.000%, 6/1/16	79,312

Principal Amount		Market Value
$135,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	$133,650
14,000	Newfield Exploration Co., 6.875%, 2/1/20	14,735
195,000	NuStar Logistics LP, 6.050%, 3/15/13	207,381
105,000	Petrohawk Energy Corp., 7.250%, 8/15/18	106,050
44,000	Pioneer Drilling Co., 9.875%, 3/15/18	46,530
135,000	Sabine Pass LNG LP, 7.250%, 11/30/13	131,288
		1,170,266
	Telecommunication Services — 2.7%
225,000	AT&T, Inc., 6.550%, 2/15/39	244,902
45,000	Cricket Communications, Inc., 7.750%, 5/15/16	46,688
57,000	Frontier Communications Corp., 8.500%, 4/15/20	62,272
10,000	NII Capital Corp., 10.000%, 8/15/16	11,075
6,000	PAETEC Holding Corp., 8.875%, 6/30/17	6,405
2,000	Qwest Communications International, Inc., 7.500%, 2/15/14	2,025
12,000	Sprint Capital Corp., 6.875%, 11/15/28	10,500
100,000	Sprint Nextel Corp., 8.375%, 8/15/17 †	107,250
7,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	7,437
175,000	Verizon Communications, Inc., 6.250%, 4/1/37	186,735
90,000	Virgin Media Finance PLC, 8.375%, 10/15/19	98,325
50,000	West Corp., 144a, 8.625%, 10/1/18	53,000
100,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	112,750
135,000	Windstream Corp., 8.625%, 8/1/16	142,088
		1,091,452
	Industrials — 2.5%
39,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	41,389
75,000	ARAMARK Corp., 8.500%, 2/1/15	78,375
165,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	170,712
50,000	Cenveo Corp., 8.875%, 2/1/18	48,375
100,000	Iron Mountain, Inc., 8.000%, 6/15/20	105,000
39,000	Kemet Corp., 144a, 10.500%, 5/1/18	41,925
25,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	26,812
47,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	48,410
29,000	Navios Maritime Holdings, Inc., 9.500%, 12/15/14	30,160
230,000	Norfolk Southern Corp., 5.750%, 4/1/18	259,721
9,000	PHH Corp., 144a, 9.250%, 3/1/16	9,495

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 32.4% (Continued)
$20,000	RSC Equipment Rental, Inc. / RSC Holdings III LLC, 144a, 10.000%, 7/15/17	$22,500
16,000	Seminole Indian Tribe of Florida, 144a, 7.750%, 10/1/17	16,520
100,000	TransDigm, Inc., 144a, 7.750%, 12/15/18	103,500
		1,002,894
	Health Care — 1.8%
22,000	Accellent, Inc., 8.375%, 2/1/17	22,550
135,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	147,487
25,000	Axcan Intermediate Holdings, Inc., 12.750%, 3/1/16	25,688
30,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	31,800
135,000	HCA, Inc., 9.625%, 11/15/16	144,619
155,000	Health Care REIT, Inc., 6.125%, 4/15/20	163,163
30,000	NBTY, Inc., 144a, 9.000%, 10/1/18	32,025
50,000	Omnicare, Inc., 7.750%, 6/1/20	51,500
80,000	Service Corp. International, 8.000%, 11/15/21	84,000
40,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	42,100
		744,932
	Consumer Staples — 1.4%
190,000	Anheuser-Busch InBev Worldwide, Inc., 144a, 8.200%, 1/15/39	257,754
135,000	Ingles Markets, Inc., 8.875%, 5/15/17	144,450
140,000	Kraft Foods, Inc., 4.125%, 2/9/16	146,961
		549,165
	Materials — 1.2%
50,000	AK Steel Corp., 7.625%, 5/15/20	50,125
220,000	ArcelorMittal, 5.375%, 6/1/13	233,850
10,000	BWAY Holding Co., 144a, 10.000%, 6/15/18	10,788
27,000	Cascades, Inc., 7.750%, 12/15/17	28,147
15,000	Cascades, Inc., 7.875%, 1/15/20	15,675
30,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	32,850
30,000	Koppers, Inc., 7.875%, 12/1/19	32,175
10,000	Novelis, Inc., 144a, 8.375%, 12/15/17	10,350
18,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	18,540
9,000	PolyOne Corp., 7.375%, 9/15/20	9,326
37,000	Tembec Industries, Inc., 144a, 11.250%, 12/15/18	38,757

Principal Amount		Market Value
$21,000	Texas Industries, Inc., 144a, 9.250%, 8/15/20	$22,313
		502,896
	Information Technology — 0.4%
117,000	Communications & Power Industries, Inc., 8.000%, 2/1/12	117,000
30,000	Viasat, Inc., 8.875%, 9/15/16	31,950
		148,950
	Total Corporate Bonds	$13,074,582
	U.S. Treasury Obligations — 26.8%
1,115,000	U.S. Treasury Bond, 4.625%, 2/15/40	1,167,962
350,000	U.S. Treasury Bond, 3.875%, 8/15/40	322,383
2,700,000	U.S. Treasury Note, 0.375%, 10/31/12	2,691,773
200,000	U.S. Treasury Note, 0.750%, 8/15/13	199,594
625,000	U.S. Treasury Note, 2.625%, 8/15/20	592,529
6,215,000	U.S. Treasury Note, 2.625%, 11/15/20	5,862,492
	Total U.S. Treasury Obligations	$10,836,733
	Mortgage-Backed Securities — 19.1%
230,000	Banc of America Commercial Mortgage, Inc., Ser 2005-4, Class A3, 4.891%, 7/10/45	236,042
280,000	Banc of America Commercial Mortgage, Inc., Ser 2006-2, Class A3, 5.712%, 5/10/45 (A)	297,241
365,000	Banc of America Commercial Mortgage, Inc., Ser 2006-6, Class A3, 5.369%, 10/10/45	378,199
315,000	Banc of America Commercial Mortgage, Inc., Ser 2007-1, Class AAB, 5.422%, 1/15/49	332,141
450,000	Banc of America Commercial Mortgage, Inc., Ser 2007-2, Class AAB, 5.639%, 4/10/49 (A)	473,443
575,000	Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Class A4A, 4.871%, 9/11/42	605,732
230,000	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Class A3, 5.518%, 9/11/41	241,232
550,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Class A4, 5.717%, 6/11/40 (A)	586,831
150,000	Citigroup Commercial Mortgage Trust, Ser 2006-C4, Class A2, 5.728%, 3/15/49 (A)	157,278
100,822	Commercial Mortgage Pass Through Certificates, Ser 2004-LB4A, Class A3, 4.405%, 10/15/37	101,864
135,000	Commercial Mortgage Pass Through Certificates, Ser 2005-C6, Class A5A, 5.116%, 6/10/44 (A)	144,474

Touchstone Core Bond Fund (Continued)

Principal Amount		Market Value
	Mortgage-Backed Securities — 19.1% (Continued)
$16,918	Credit Suisse First Boston Mortgage Securities Corp., Ser 2002-CKN2, Class A2, 5.939%, 4/15/37	$16,907
459,576	Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-9, Class 2A1, 5.500%, 10/25/35	399,337
600,000	GE Capital Commercial Mortgage Corp., Ser 2002-2A, Class A3, 5.349%, 8/11/36	627,745
79,706	GE Capital Commercial Mortgage Corp., Ser 2004-C1, Class A2, 3.915%, 11/10/38	79,669
364,629	GE Capital Commercial Mortgage Corp., Ser 2005-C4, Class ASB, 5.283%, 11/10/45 (A)	386,594
350,000	GS Mortgage Securities Corp. II, Ser 2006-GG8, Class AAB, 5.535%, 11/10/39	370,809
495,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-C2, Class A3, 5.232%, 5/15/41 (A)	526,838
390,000	LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Class A3, 5.689%, 3/15/32 (A)	412,384
700,000	Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Class 2A4S, 5.963%, 1/25/47	463,800
101,510	Residential Funding Mortgage Securities I, Ser 2006-S2, Class A2, 5.750%, 2/25/36	93,003
205,000	Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, Class A3, 5.313%, 11/15/48	213,659
330,000	Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Class APB, 5.617%, 5/15/46	348,186
229,620	Washington Mutual Mortgage Pass-Thru Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	220,066
	Total Mortgage-Backed Securities	$7,713,474
	Asset-Backed Securities — 7.0%
441,503	Countrywide Asset-Backed Certificates, Ser 2007-S1, Class A5, 6.018%, 11/25/36 (A)	183,430
250,000	CW Capital Cobalt Ltd., Ser 2006-C1, Class A4, 5.223%, 8/15/48	260,222
296,229	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2003-2XS, Class A6, 4.970%, 9/25/33	281,729

Principal Amount		Market Value
$655,031	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2005-3, Class 4A4, 5.250%, 6/25/35	$599,965
470,000	Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Class A3, 4.569%, 8/10/42	480,793
465,000	Morgan Stanley Capital I, Ser 2006-HQ9, Class A3, 5.712%, 7/12/44	495,979
234,744	Residential Asset Securitization Trust, Ser 2005-A6CB, Class A8, 5.500%, 6/25/35	67,719
275,122	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	215,352
303,997	Structured Asset Securities Corp., Ser 2005-17, Class 5A1, 5.500%, 10/25/35	262,136
	Total Asset-Backed Securities	$2,847,325
	U.S. Government Agency Obligation — 6.4%
2,475,000	FNMA, 4.500%, 1/1/18	$2,594,496
	U.S. Government Mortgage-Backed Obligations — 5.9%
117,024	FNMA, Pool #254759, 4.500%, 6/1/18	123,972
194,257	FNMA, Pool #974403, 4.500%, 4/1/23	205,475
146,435	FNMA, Pool #974401, 4.500%, 4/1/23	154,032
575,326	FNMA, Pool #983610, 5.000%, 5/1/23	610,655
172,610	FNMA, Pool #984256, 5.000%, 6/1/23	184,072
231,438	FNMA, Pool #988107, 5.000%, 8/1/23	245,650
181,056	FNMA, Pool #995472, 5.000%, 11/1/23	192,174
165,228	FNMA, Pool #995529, 5.500%, 11/1/22	177,766
180,220	FNMA, Pool #889734, 5.500%, 6/1/37	193,245
149,713	FNMA, Pool #995220, 6.000%, 11/1/23	163,351
17,946	FNMA, Pool #561741, 7.500%, 1/1/31	20,580
28,948	FNMA, Pool #535290, 8.000%, 5/1/30	33,479
24,689	GNMA, Pool #G2 8503, 2.625%, 9/20/24 (A)	25,281
34,693	GNMA, Pool #2003-11 GJ, 4.000%, 10/17/29	36,633
4,196	GNMA, Pool #434792, 8.000%, 7/15/30	4,969
	Total U.S. Government Mortgage-Backed Obligations	$2,371,334
	Municipal Bonds — 0.9% California — 0.5%
180,000	California St UTGO, Ser 2009, 5.950%, 4/1/16	188,697
	Georgia — 0.4%
190,000	Municipal Electric Auth. of Georgia Rev, Ser 2010, 6.655%, 4/1/57	183,772
	Total Municipal Bonds	$372,469

Touchstone Core Bond Fund (Continued)

Shares		Market Value
	Preferred Stock — 0.5% Financials — 0.5%
7,900	Citigroup Capital VIII, 6.95%	$191,180
	Investment Funds — 7.0%
111,870	Invesco Liquid Assets Portfolio **	111,870
2,705,440	Touchstone Institutional Money Market Fund^	2,705,440
	Total Investment Funds	$2,817,310
	Total Investment Securities — 106.0% (Cost $42,753,767)	$42,818,903
	Liabilities in Excess of Other Assets — (6.0%)	(2,410,499)
	Net Assets — 100.0%	$40,408,404

(A)  Variable rate security – the rate reflected is the rate in effect as of December 31, 2010.

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $106,178.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Portfolio Abbreviations:

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MTN – Medium Term Note

PLC – Public Limited Company

REIT – Real Estate Investment Trust

UTGO – Unlimited Tax General Obligation

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities were valued at $3,182,417 or 7.9% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$13,074,582	$—	$13,074,582
U.S. Treasury Obligations	—	10,836,733	—	10,836,733
Mortgage-Backed Securities	—	7,713,474	—	7,713,474
Asset-Backed Securities	—	2,847,325	—	2,847,325
Investment Funds	2,817,310	—	—	2,817,310
U.S. Government Agency Obligations	—	2,594,496	—	2,594,496
U.S. Government Mortgage-Backed Obligations	—	2,371,334	—	2,371,334
Municipal Bonds	—	372,469	—	372,469
Preferred Stocks	191,180	—	—	191,180
				$42,818,903

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone High Yield Fund – December 31, 2010

Principal Amount		Market Value
	Corporate Bonds — 96.7% Consumer Discretionary — 20.4%
$12,000	Asbury Automotive Group, Inc., 7.625%, 3/15/17	$12,120
315,000	Beazer Homes USA, Inc., 6.875%, 7/15/15	304,763
163,000	CCO Holdings LLC, 8.125%, 4/30/20	171,558
400,000	Cequel Communications Holdings l LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	418,000
30,000	Citadel Broadcasting Corp., 144a, 7.750%, 12/15/18	31,050
120,000	Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17	131,400
7,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	7,612
155,000	Cooper-Standard Automotive, Inc., 144a, 8.500%, 5/1/18	164,300
315,000	CSC Holdings LLC, 8.625%, 2/15/19	355,950
149,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	157,381
191,000	Fisher Communications, Inc., 8.625%, 9/15/14	193,865
450,000	Goodyear Tire & Rubber, 10.500%, 5/15/16	513,000
160,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	161,600
132,000	Inergy LP / Inergy Finance Corp., 144a, 7.000%, 10/1/18	132,990
470,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	500,550
50,000	Jarden Corp., 8.000%, 5/1/16	54,437
139,000	Lamar Media Corp., Ser B, 6.625%, 8/15/15	141,085
56,000	Lear Corp., 7.875%, 3/15/18	59,920
368,000	Libbey Glass, Inc., 144a, 10.000%, 2/15/15	395,600
250,000	Meritage Homes Corp., 6.250%, 3/15/15	251,250
166,000	Navistar International Corp., 8.250%, 11/1/21	178,450
346,000	Penske Auto Group, Inc., 7.750%, 12/15/16	352,920
152,000	Quebecor Media, Inc., 7.750%, 3/15/16	156,940
560,000	Quebecor Media, Inc., 7.750%, 3/15/16	578,200
350,000	QVC, Inc., 144a, 7.500%, 10/1/19	368,375
129,000	Sealy Mattress Co., 8.250%, 6/15/14	131,903
224,000	Simmons Bedding Co., 144a, 11.250%, 7/15/15	241,920
71,000	Tenneco, Inc., 144a, 6.875%, 12/15/20	72,597
154,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	165,550
240,000	WMG Acquisition Corp., 7.375%, 4/15/14 †	230,400
		6,635,686

Principal Amount		Market Value
	Energy — 15.2%
$139,000	Basic Energy Services, Inc., 11.625%, 8/1/14*	$154,290
396,000	Chesapeake Energy Corp., 9.500%, 2/15/15	446,490
49,000	Chesapeake Energy Corp., 6.500%, 8/15/17	49,245
349,000	Coffeyville Resources LLC, 144a, 10.875%, 4/1/17	375,175
66,000	Consol Energy, Inc., 144a, 8.250%, 4/1/20	71,280
66,000	Consol Energy, Inc., 144a, 8.000%, 4/1/17	70,290
200,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	191,000
300,000	Exterran Holdings, Inc., 144a, 7.250%, 12/1/18	298,500
485,000	Gibson Energy, 11.750%, 5/27/14	535,925
644,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	661,710
44,000	Hilcorp Energy, 144a, 9.000%, 6/1/16	46,530
529,000	Hilcorp Energy, 144a, 7.750%, 11/1/15	546,192
350,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	346,500
306,000	Petrohawk Energy Corp., 7.250%, 8/15/18	309,060
284,000	Pioneer Drilling Co., 9.875%, 3/15/18	300,330
543,000	United Refining Co., Ser 2, 10.500%, 8/15/12	532,140
		4,934,657
	Industrials — 13.8%
264,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	280,170
197,000	Ashtead Capital, Inc., 144a, 9.000%, 8/15/16	205,373
90,000	Ashtead Holdings PLC, 144a, 8.625%, 8/1/15	93,262
198,000	Baldor Electric Co., 8.625%, 2/15/17	221,760
100,000	BE Aerospace, Inc., 8.500%, 7/1/18	109,500
150,000	Belden, Inc., 7.000%, 3/15/17	151,875
400,000	Cenveo Corp., 8.875%, 2/1/18	387,000
12,000	General Cable Corp., 7.125%, 4/1/17	12,360
350,000	Interface, Inc., 144a, 7.625%, 12/1/18	361,375
484,000	Kemet Corp., 144a, 10.500%, 5/1/18	520,300
218,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	233,805
318,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	327,540
120,000	Moog, Inc., 7.250%, 6/15/18	125,400
492,000	Mueller Water Products, Inc., 7.375%, 6/1/17	474,780

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 96.7% (Continued)
$76,000	Navios Maritime Holdings, Inc., 9.500%, 12/15/14	$79,040
94,000	RSC Equipment Rental, Inc. / RSC Holdings III LLC, 144a, 10.000%, 7/15/17	105,750
93,000	Seminole Indian Tribe of Florida, 144a, 7.750%, 10/1/17	96,023
500,000	TransDigm, Inc., 144a, 7.750%, 12/15/18	517,500
200,000	Tutor Perini Corp., 144a, 7.625%, 11/1/18	201,000
		4,503,813
	Utilities — 12.2%
200,000	Atlas Pipeline Partners LP, 8.125%, 12/15/15	206,000
164,000	Atlas Pipeline Partners LP, 8.750%, 6/15/18	171,380
327,000	Copano Energy LLC / Copano Energy Finance Corp., 8.125%, 3/1/16	336,810
79,000	Crosstex Energy, 8.875%, 2/15/18	84,629
200,000	Enterprise Products, Ser A, 8.375%, 8/1/66 (A)	214,750
367,000	Enterprise Products, 7.000%, 6/1/67 (A)	361,954
300,000	Genesis Energy LP / Genesis Energy Finance Corp., 144a, 7.875%, 12/15/18	298,500
51,000	GenOn Energy, Inc., 7.625%, 6/15/14	52,147
350,000	Intergen NV, 144a, 9.000%, 6/30/17	371,000
126,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Ser B, 8.750%, 4/15/18	136,395
166,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.750%, 11/1/20	166,000
85,000	North American Energy, 144a, 10.875%, 6/1/16	94,350
215,000	PNM Resources, Inc., 9.250%, 5/15/15	237,575
104,000	Puget Sound Energy, Inc., Ser A, 6.974%, 6/1/67 (A)	102,384
250,000	Regency Energy Partners LP / Regency Energy Finance Corp., 9.375%, 6/1/16	274,375
492,000	Sabine Pass LNG LP, 7.250%, 11/30/13	478,470
9,000	Targa Resources Partners, 8.250%, 7/1/16	9,495
329,000	Targa Resources Partners, 11.250%, 7/15/17	376,705
		3,972,919
	Telecommunication Services — 10.3%
142,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	140,580
330,000	Cricket Communications, Inc., 7.750%, 5/15/16	342,375
190,000	Cricket Communications, Inc., 10.000%, 7/15/15 †	203,538
364,000	Frontier Communications Corp., 8.500%, 4/15/20	397,670

Principal Amount		Market Value
$83,000	Nextel Communications, Inc., Ser E, 6.875%, 10/31/13	$83,207
20,000	NII Capital Corp., 10.000%, 8/15/16	22,150
255,000	PAETEC Holding Corp., 8.875%, 6/30/17	272,212
150,000	Qwest Communications International, Inc., 144a, 7.125%, 4/1/18	155,250
74,000	Sprint Capital Corp., 6.875%, 11/15/28	64,750
139,000	Sprint Nextel Corp., 8.375%, 8/15/17 †	149,077
41,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	43,562
390,000	Virgin Media Finance PLC, Ser 1, 9.500%, 8/15/16	440,700
279,000	West Corp., 144a, 8.625%, 10/1/18	295,740
231,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	260,453
449,000	Windstream Corp., 8.625%, 8/1/16	472,573
		3,343,837
	Health Care — 10.0%
352,000	Accellent, Inc., 8.375%, 2/1/17	360,800
200,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	218,500
250,000	Axcan Intermediate Holdings, Inc., 9.250%, 3/1/15	258,750
451,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	478,060
250,346	HCA, Inc., 9.625%, 11/15/16	268,183
260,000	HCA, Inc., 5.750%, 3/15/14	256,100
45,000	IASIS Healthcare, 8.750%, 6/15/14	46,181
500,000	NBTY, Inc., 144a, 9.000%, 10/1/18	533,750
32,000	Omnicare, Inc., 7.750%, 6/1/20	32,960
300,000	Res-Care, Inc., 144a, 10.750%, 1/15/19	309,000
290,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	305,225
208,000	Universal Hospital Services, Inc., 3.834%, 6/1/15 (A)	190,320
		3,257,829
	Financials — 8.5%
148,000	CIT Group, Inc., 7.000%, 5/1/16	148,555
74,000	CIT Group, Inc., 7.000%, 5/1/17	74,185
107,000	Credit Acceptance Corp., 144a, 9.125%, 2/1/17	112,350
216,000	Equinix, Inc., 8.125%, 3/1/18	225,720
95,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144a, 8.250%, 3/15/18	99,275
401,000	International Lease Finance Corp., 144a, 8.750%, 3/15/17	430,072
113,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (A)	136,730
126,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	139,388
500,000	MetLife, Inc., 10.750%, 8/1/39	670,000

Touchstone High Yield Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 96.7% (Continued)
$78,000	Omega Healthcare Investors, Inc., 144a, 6.750%, 10/15/22	$77,317
239,000	Pinafore LLC / Pinafore, Inc., 144a, 9.000%, 10/1/18	258,120
341,000	PPF Funding, Inc., 144a, 5.700%, 4/15/17	322,000
60,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 7.750%, 10/15/16	63,450
		2,757,162
	Materials — 3.7%
91,000	AK Steel Corp., 7.625%, 5/15/20	91,228
61,000	BWAY Holding Co., 144a, 10.000%, 6/15/18	65,804
228,000	Cascades, Inc., 7.750%, 12/15/17	237,690
202,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	221,190
184,000	Koppers, Inc., 7.875%, 12/1/19	197,340
75,000	Novelis, Inc., 144a, 8.375%, 12/15/17	77,625
145,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	149,350
53,000	PolyOne Corp., 7.375%, 9/15/20	54,921
30,000	Solo Cup Co., 10.500%, 11/1/13	31,350
81,000	US Concrete, Inc., 144a, 9.500%, 8/31/15	92,745
		1,219,243
	Information Technology — 1.8%
67,000	First Data Corp., 144a, 12.625%, 1/15/21	63,985
15,000	First Data Corp., 9.875%, 9/24/15	14,288
67,000	First Data Corp., 144a, 8.250%, 1/15/21	64,320
427,000	Viasat, Inc., 8.875%, 9/15/16	454,755
		597,348
	Consumer Staples — 0.8%
250,000	Ingles Markets, Inc., 8.875%, 5/15/17	267,500
	Total Corporate Bonds	$31,489,994
Shares		Market Value
	Preferred Stock — 0.3% Financials — 0.3%
90	Ally Financial, Inc., 144a, 7.00%	$85,059

Shares		Market Value
	Investment Funds — 3.0%
564,670	Invesco Liquid Assets Portfolio **	$564,670
416,239	Touchstone Institutional Money Market Fund^	416,239
	Total Investment Funds	$980,909
	Total Investment Securities — 100.0% (Cost $30,493,293)	$32,555,962
	Liabilities in Excess of Other Assets — 0.0%	(4,123)
	Net Assets — 100.0%	$32,551,839

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $536,741.

*  Non-income producing security.

(A)  Variable rate security – the rate reflected is the rate in effect as of December 31, 2010.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Portfolio Abbreviations:

PLC – Public Limited Company

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities were valued at $12,569,491 or 38.6% of net assets.

Touchstone High Yield Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$31,489,994	$—	$31,489,994
Investment Funds	980,909	—	—	980,909
Preferred Stock	—	85,059	—	85,059
				$32,555,962

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Large Cap Core Equity Fund – December 31, 2010

Common Stocks — 98.5%	Shares	Market Value
Information Technology — 21.9%
Cisco Systems, Inc.*	35,631	$720,815
Fiserv, Inc.*	7,540	441,542
Google, Inc. - Class A*	1,880	1,116,664
Hewlett-Packard Co.	9,827	413,717
Intel Corp.	41,236	867,193
International Business Machines Corp.	6,100	895,236
Microsoft Corp.	28,990	809,401
Oracle Corp.	36,869	1,154,000
QUALCOMM, Inc.	20,585	1,018,752
Tyco Electronics Ltd.	29,550	1,046,070
Western Digital Corp.*	15,785	535,111
Xilinx, Inc.	15,290	443,104
		9,461,605
Industrials — 13.5%
Danaher Corp.	15,208	717,361
Eaton Corp.	7,220	732,902
Emerson Electric Co.	14,940	854,120
Honeywell International, Inc.	8,992	478,015
Illinois Tool Works, Inc.	16,305	870,687
Union Pacific Corp.	9,174	850,063
United Technologies Corp.	16,541	1,302,107
		5,805,255
Consumer Discretionary — 13.1%
Dollar Tree, Inc.*	11,720	657,258
Genuine Parts Co.	9,460	485,676
Home Depot, Inc.	12,380	434,043
Honda Motor Co. Ltd. ADR	17,817	703,771
McDonald's Corp.	10,195	782,568
Ross Stores, Inc.	21,760	1,376,320
Target Corp.	19,736	1,186,726
		5,626,362
Financials — 13.0%
Aflac, Inc.	25,250	1,424,858
Allstate Corp.	23,392	745,737
American Express Co.	19,146	821,746
MetLife, Inc.	17,400	773,256
NYSE Euronext	25,340	759,693
State Street Corp.	23,640	1,095,478
		5,620,768
Health Care — 11.3%
Bristol-Myers Squibb Co.	20,590	545,223
Express Scripts, Inc.*	3,900	210,795
Laboratory Corp. of America Holdings*	5,057	444,612
McKesson Corp.	12,848	904,242
Merck & Co., Inc.	10,470	377,339
Novartis AG ADR †	16,975	1,000,676
Teva Pharmaceutical Industries Ltd. ADR	10,220	532,769
UnitedHealth Group, Inc.	23,430	846,057
		4,861,713

	Shares	Market Value
Energy — 11.0%
Chevron Corp.	11,946	$1,090,072
ConocoPhillips	10,090	687,129
Ensco PLC ADR	15,924	850,023
Marathon Oil Corp.	19,604	725,936
Noble Corp.	17,080	610,952
Pride International, Inc.*	24,150	796,950
		4,761,062
Consumer Staples — 6.4%
Altria Group, Inc.	25,837	636,107
PepsiCo, Inc.	11,340	740,842
Philip Morris International, Inc.	23,777	1,391,668
		2,768,617
Materials — 3.5%
BHP Billiton Ltd. ADR †	5,430	504,555
Praxair, Inc.	10,629	1,014,751
		1,519,306
Telecommunication Services — 2.6%
AT&T, Inc.	22,543	662,313
Vodafone Group PLC ADR	16,520	436,624
		1,098,937
Utilities — 2.2%
Dominion Resources, Inc.	22,449	959,021
Total Common Stocks		$42,482,646
Investment Funds —5.0%
Invesco Liquid Assets Portfolio **	1,505,069	1,505,069
Touchstone Institutional Money Market Fund^	629,519	629,519
Total Investment Funds		$2,134,588
Total Investment Securities — 103.5% (Cost $36,597,292)		$44,617,234
Liabilities in Excess of Other Assets — (3.5%)		(1,496,974)
Net Assets — 100.0%		$43,120,260

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $1,473,535.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Touchstone Large Cap Core Equity Fund (Continued)

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$42,482,646	$—	$—	$42,482,646
Investment Funds	2,134,588	—	—	2,134,588
				$44,617,234

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Mid Cap Growth Fund – December 31, 2010

Common Stocks — 98.4%	Shares	Market Value
Information Technology — 19.0%
Agilent Technologies, Inc.*	3,845	$159,298
Akamai Technologies, Inc.*	4,800	225,840
Alliance Data Systems Corp.* †	4,300	305,429
Atheros Communications, Inc.*	4,080	146,554
Autodesk, Inc.*	10,000	382,000
Avago Technologies Ltd.	16,530	470,609
Avnet, Inc.*	3,945	130,303
BMC Software, Inc.*	5,400	254,556
Broadcom Corp. - Class A	3,325	144,804
Brocade Communications Systems, Inc.*	29,800	157,642
Ciena Corp.* †	7,275	153,139
Gartner, Inc.*	8,900	295,480
Longtop Financial Technologies Ltd. ADR*	8,150	294,867
LSI Corp.*	54,200	324,658
Maxim Integrated Products, Inc.	5,785	136,642
NICE Systems Ltd. ADR*	10,900	380,410
ON Semiconductor Corp.*	44,100	435,708
QLogic Corp.*	6,115	104,077
Red Hat, Inc.*	5,900	269,335
Salesforce.com, Inc.*	2,120	279,840
Verigy Ltd.*	7,151	93,106
Western Digital Corp.*	4,900	166,110
		5,310,407
Financials — 15.6%
Ameriprise Financial, Inc.	6,700	385,585
Arch Capital Group Ltd.*	1,731	152,415
Assurant, Inc.	2,185	84,166
Boston Properties, Inc. REIT	1,260	108,486
Comerica, Inc.	4,145	175,085
Digital Realty Trust, Inc. REIT †	2,580	132,973
Discover Financial Services	20,400	378,012
Federal Realty Investment Trust REIT	1,505	117,285
First Horizon National Corp.*	13,045	153,669
Fulton Financial Corp.	17,030	176,090
Health Care REIT, Inc. REIT	2,685	127,913
Home Properties, Inc. REIT	2,185	121,246
IntercontinentalExchange, Inc.*	2,170	258,556
Invesco, Ltd.	8,155	196,209
KeyCorp	17,875	158,194
Kilroy Realty Corp. REIT	3,910	142,598
Knight Capital Group, Inc. - Class A*	12,555	173,133
Liberty Property Trust REIT	4,435	141,565
New York Community Bancorp, Inc.	2,726	51,385
Northern Trust Corp.	2,835	157,087
NYSE Euronext	9,200	275,816
PartnerRe Ltd.	1,505	120,927
Regency Centers Corp. REIT	3,300	139,392
Synovus Financial Corp. †	54,755	144,553
TCF Financial Corp. †	9,180	135,956
Willis Group Holdings PLC	5,000	173,150
		4,381,446

	Shares	Market Value
Industrials — 14.3%
AMETEK, Inc.	9,650	$378,762
Cooper Industries PLC	6,450	375,970
Delta Air Lines, Inc.*	15,500	195,300
Dover Corp.	9,255	540,955
Hexcel Corp.*	9,830	177,825
IDEX Corp.	8,900	348,168
Jacobs Engineering Group, Inc.*	2,855	130,902
Joy Global, Inc.	2,065	179,139
Kennametal, Inc.	4,290	169,283
MSC Industrial Direct Co. - Class A	4,200	271,698
Precision Castparts Corp.	2,360	328,536
Rockwell Collins, Inc.	2,510	146,233
Roper Industries, Inc.	4,450	340,113
SPX Corp.	2,640	188,734
WABCO Holdings, Inc.*	3,835	233,666
		4,005,284
Consumer Discretionary — 13.1%
Abercrombie & Fitch Co. - Class A	1,775	102,293
American Eagle Outfitters, Inc.	8,645	126,476
Bed Bath & Beyond, Inc.*	7,350	361,253
Coach, Inc.	7,550	417,591
Discovery Communications, Inc. - Class A*	6,250	260,625
Foot Locker, Inc.	7,350	144,207
Fortune Brands, Inc.	3,090	186,173
International Speedway Corp. - Class A	4,960	129,803
Jarden Corp.	5,490	169,476
Lear Corp.*	5,520	544,879
Lennar Corp. - Class A †	5,675	106,406
Macy's, Inc.	2,415	61,099
Marriott International, Inc. - Class A	3,916	162,671
New Oriental Education & Technology Group ADR*	1,940	204,146
Nordstrom, Inc.	6,200	262,756
priceline.com, Inc.*	860	343,613
Toll Brothers, Inc.*	4,580	87,020
		3,670,487
Energy — 10.4%
Cameron International Corp.*	3,965	201,144
CONSOL Energy, Inc.	10,255	499,829
Denbury Resources, Inc.*	23,895	456,156
Massey Energy Co.	8,100	434,565
Murphy Oil Corp.	2,331	173,776
National-Oilwell Varco, Inc.	5,882	395,565
Petrohawk Energy Corp.*	7,685	140,251
Weatherford International Ltd.*	27,195	620,046
		2,921,332
Health Care — 9.9%
Covance, Inc.*	3,775	194,073
Dendreon Corp.* †	6,200	216,504
Life Technologies Corp.*	7,150	396,825
Mettler-Toledo International, Inc.*	1,790	270,666

Touchstone Mid Cap Growth Fund (Continued)

Common Stocks — 98.4% (Continued)	Shares	Market Value
Shire PLC ADR	4,500	$325,710
Thermo Fisher Scientific, Inc.*	2,965	164,142
United Therapeutics Corp.*	4,150	262,363
Varian Medical Systems, Inc.*	5,000	346,400
Vertex Pharmaceuticals, Inc.*	9,550	334,537
Warner Chilcott PLC - Class A	11,000	248,160
		2,759,380
Materials — 9.1%
Albemarle Corp.	1,795	100,125
Celanese Corp.	2,600	107,042
Commercial Metals Co.	9,820	162,914
Crown Holdings, Inc.*	15,800	527,404
Cytec Industries, Inc.	3,475	184,384
Ecolab, Inc.	5,700	287,394
Greif, Inc. - Class A	4,000	247,600
International Flavors & Fragrances, Inc.	3,585	199,290
Scotts Miracle-Gro Co. (The) - Class A	4,600	233,542
Solutia, Inc.*	13,400	309,272
Yamana Gold, Inc.	14,700	188,160
		2,547,127
Consumer Staples — 3.5%
BJ's Wholesale Club, Inc.*	2,855	136,754
Green Mountain Coffee Roasters, Inc.* †	5,300	174,158
J.M. Smucker Co. (The)	2,435	159,858
Molson Coors Brewing Co. - Class B	3,385	169,893
Ralcorp Holdings, Inc.*	5,200	338,052
		978,715
Utilities — 2.2%
Consolidated Edison, Inc.	3,095	153,419
Hawaiian Electric Industries, Inc.	7,055	160,783
PG&E Corp.	2,375	113,620
Wisconsin Energy Corp.	3,280	193,061
		620,883
Telecommunication Services — 1.3%
NII Holdings, Inc.*	8,300	370,678
Total Common Stocks		$27,565,739
Investment Funds — 6.4%
Invesco Liquid Assets Portfolio **	1,230,659	1,230,659
Touchstone Institutional Money Market Fund^	552,764	552,764
Total Investment Funds		$1,783,423
Total Investment Securities — 104.8% (Cost $23,616,053)		$29,349,162
Liabilities in Excess of Other Assets — (4.8%)		(1,335,946)
Net Assets — 100.0%		$28,013,216

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $1,199,920.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$27,565,739	$—	$—	$27,565,739
Investment Funds	1,783,423	—	—	1,783,423
				$29,349,162

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Money Market Fund – December 31, 2010

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds — 4.5%
$233,000	Wells Fargo & Co.	4.88	01/12/11	$233,297
230,000	ConocoPhillips	9.38	02/15/11	232,460
650,000	General Electric Capital Corp. Ser MTNA	6.13	02/22/11	654,818
100,000	Credit Suisse USA, Inc.	5.25	03/02/11	100,793
1,000,000	Countrywide Home Loans, Inc. Ser MTNL	4.00	03/22/11	1,006,104
300,000	Mercantile Safe Deposit & Trust Co.	5.70	11/15/11	312,100
	Total Corporate Bonds			$2,539,572
	Taxable Municipal Bonds — 10.4%
325,000	Mason OH EDR Ser 2010	1.50	02/02/11	325,084
500,000	Franklin OH BANS Ser 2010	1.10	03/11/11	500,187
450,000	KY Asset / Liability Comm Gnrl Fd Rev Ser 2010	0.84	04/01/11	450,000
750,000	Hamilton Co IN Redev Dist BANS Ser 2010	0.75	07/15/11	750,001
300,000	Hamilton Southeastern IN Con Sch Bld Corp UTGO BANS Ser 2010	1.25	07/15/11	300,000
710,000	Bristol CT GO BANS Ser 2010	1.25	08/01/11	711,680
300,000	Butler Co OH BANS (Fiber Optic Impt)	1.50	08/04/11	300,000
500,000	Union Twp OH BANS Ser 2010	1.25	09/13/11	501,730
400,000	Metrowest MA Regl Tran Auth RANS Ser 2010	1.50	09/29/11	401,468
600,000	American Municipal Power-Ohio, Inc. Rev BANS Ser 2010	1.50	10/27/11	602,464
100,000	MA Water Resources Auth. Rev Ser 1995 B (Natl Re)	6.25	12/01/11	105,048
300,000	Marshfield WI Rev BANS Ser 2010	2.00	12/01/11	303,274
700,000	Ramapo NY GO BANS Ser 2010	2.00	12/13/11	704,911
	Total Taxable Municipal Bonds			$5,955,847
	U.S. Government Agency Obligations — 22.4%
1,000,000	FHLB	0.88	01/20/11	1,000,193
1,900,000	FNMA	6.25	02/01/11	1,908,272
1,859,649	Overseas Private Investment Corp. Ser A (A)	0.32	01/07/11	1,859,649
3,366,000	Overseas Private Investment Corp. (A)	0.32	01/07/11	3,366,000
1,565,303	Overseas Private Investment Corp. (A)	0.32	01/07/11	1,565,303
2,271,106	Overseas Private Investment Corp. (A)	0.32	01/07/11	2,271,106
800,000	Overseas Private Investment Corp. Ser 2 (A)	0.28	01/07/11	800,000
	Total U.S. Government Agency Obligations			$12,770,523
	Commercial Paper — 4.3%
2,441,000	BNP Paribas Finance, Inc.	0.00	01/03/11	2,440,986
	Variable Rate Demand Notes — 58.3% (A)
1,100,000	Allen Co OH Hosp Facs Rev Ser 2010 C (LOC: Bank of Nova Scotia)	0.29	01/01/11	1,100,000
500,000	Jackson Co MS Port Fac Rev (Chevron USA) Ser 1993	0.27	01/01/11	500,000
1,000,000	MS Business Fin Corp Rev BANS Ser 2010 I	0.26	01/01/11	1,000,000
1,100,000	OH St Higher Edl Fac Rev Ser 2002 A (SPA: Landesbank Hessen-Thuringen)	0.34	01/01/11	1,100,000
400,000	Orange Co FL Sch Brd COP Ser 2008 E (LOC: Wachovia Bank)	0.28	01/01/11	400,000
1,200,000	Sarasota Co FL Pub Hosp Dist Rev Ser 2008 A (LOC: Northern Trust Co)	0.26	01/01/11	1,200,000
1,500,000	VT Edl & Hlth Bldgs Fin Agy Rev Ser 2007 A (LOC: TD Bank NA)	0.28	01/01/11	1,500,000
1,960,000	486 Lesser Street LLC (LOC: Comerica Bank)	0.63	01/07/11	1,960,000
780,000	Agra Enterprises LLC Ser 2004 (LOC: US Bank NA)	0.60	01/07/11	780,000
545,000	Butler Co OH Cap Fdg Rev (CCAO Low Cost) Ser 2005 B (LOC: US Bank NA)	0.47	01/07/11	545,000
455,000	CA Infra & Econ Dev Bk Rev Ser 2008 B (LOC: Comerica Bank)	0.71	01/07/11	455,000
1,485,000	CA St Enterprise Dev Auth IDR (Tri-Tool Inc) Ser 2007 B (LOC: Comerica Bank)	0.71	01/07/11	1,485,000
190,000	CA Statewide CDA MFH (Sunrise Fresno) Ser 2000 B (LOC: FNMA)	0.32	01/07/11	190,000
250,000	Chattanooga TN Hlth Edl & Hsg Fac Bd MFH (Windridgde) Ser 2003 B (LOC: FNMA)	0.40	01/07/11	250,000

Touchstone Money Market Fund (Continued)

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Demand Notes — 58.3% (A) (Continued)
$435,000	Diaz Upton LLC (LOC: State Street Bank)	0.34	01/07/11	$435,000
1,490,000	Driftwood Landing Corp. Ser 2002 (LOC: National City Bank)	0.36	01/07/11	1,490,000
297,000	Fitch Denney Funeral Home (LOC: FHLB)	0.47	01/07/11	297,000
85,000	FL St Hsg Fin Corp. MFH (Avalon Reserve) Ser 2003 (LOC: FNMA)	0.38	01/07/11	85,000
535,000	IL St Fin Auth Rev (Community Action) Ser 2008 B (LOC: Harris NA)	0.55	01/07/11	535,000
390,000	JL Capital One LLC Ser 2002 (LOC: Wells Fargo Bank)	0.34	01/07/11	390,000
500,000	Labcon NA Ser 2010	0.36	01/07/11	500,000
395,000	Lake Oswego OR Redev Agy Rev Ser 2005 B (LOC: Wells Fargo Bank)	0.34	01/07/11	395,000
2,000,000	Lavonia O Frick Family Trust Ser 2006 (LOC: FHLB)	0.34	01/07/11	2,000,000
2,235,000	Mequon WI IDR (Gateway Plastics) Ser 2001 B (LOC: Bank One)	0.44	01/07/11	2,235,000
1,825,000	Miarko, Inc. (LOC: PNC Bank N.A.)	0.36	01/07/11	1,825,000
967,000	Mill Street Village LLC (LOC: FHLB)	0.47	01/07/11	967,000
1,190,000	NJ Economic Dev Auth Rev (Cascade Corp) Ser 2008 C (LOC: Bank of America NA)	0.47	01/07/11	1,190,000
700,000	NY St Hsg Fin Agy Rev Ser 2005 B (LOC: FHLMC)	0.28	01/07/11	700,000
1,515,000	Phoenix AZ Realty MFH Rev (Brightons Mark) Ser 1999 (LOC: Northern Trust Co.)	0.45	01/07/11	1,515,000
345,000	Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts) Ser 2002 (LOC: FNMA)	0.27	01/07/11	345,000
100,000	Simi Valley CA MFH Rev (Parker Ranch) Ser 2002 (LOC: FNMA)	0.28	01/07/11	100,000
1,000,000	Springfield MO IDA Rev Ser 2010 D (LOC: Guaranty Bank)	0.47	01/07/11	1,000,000
430,000	St Paul MN Port Auth Dist Heating Rev Ser 2009 (LOC: Deutsche Bank AG)	0.30	01/07/11	430,000
105,000	Suffolk Co NY IDA Civic Fac Rev (Hampton Day School) Ser 2001 B (LOC: JP Morgan Chase Bank)	0.51	01/07/11	105,000
1,230,000	Tennis for Charity, Inc. FL Rev Ser 2004 (LOC: JP Morgan Chase Bank)	0.29	01/07/11	1,230,000
280,000	Volusia Co FL Dev Auth Ind Dev Rev Ser 2007 B (LOC: LaSalle Bank)	0.90	01/07/11	280,000
1,164,000	WAI Enterprises LLC Ser 2004 (LOC: FHLB)	0.60	01/07/11	1,164,000
400,000	York Co SC PCR Ser 2008 B-3 (SPA: National Rural Utilities Finance)	0.75	03/01/11	400,000
1,200,000	Chatom AL IDB Gulf Opp Zone Ser 2008 A (SPA: National Rural Utilities Finance)	0.83	05/16/11	1,200,000
	Total Variable Rate Demand Notes			$33,278,000

Total Investment Securities — 99.9% (Cost $56,984,928)	$56,984,928
Other Assets in Excess of Liabilities — 0.1%	46,603
Net Assets — 100.0%	$57,031,531

(A)  Variable rate security – Interest rate represents the current rate in effect as of December 31, 2010. Maturity date represents the next interest rate reset date.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes

CDA - Communities Development Authority

COP - Certificates of Participation

EDR - Economic Development Revenue

FNMA - Federal National Mortgage Association

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

GO - General Obligation

IDA - Industrial Development Authority/Agency

IDB - Industrial Development Bond

Touchstone Money Market Fund (Continued)

IDR - Industrial Development Revenue

LOC - Letter of Credit

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

RANS - Revenue Anticipation Notes

SPA - Stand-by Purchase Agreement

UTGO - Unlimited Tax General Obligation

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$33,278,000	$—	$33,278,000
U.S. Government Agency Obligations	—	12,770,523	—	12,770,523
Taxable Municipal Bonds	—	5,955,847	—	5,955,847
Corporate Bonds	—	2,539,572	—	2,539,572
Commercial Paper	—	2,440,986	—	2,440,986
				$56,984,928

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Third Avenue Value Fund – December 31, 2010

Common Stocks — 93.7%	Shares	Market Value
Financials — 40.3%
Bank of New York Mellon Corp.	81,758	$2,469,092
Brookfield Asset Management, Inc. - Class A	72,237	2,404,770
Capital Southwest Corp.	4,173	433,157
Cheung Kong Holdings Ltd.	202,000	3,115,969
Forest City Enterprises, Inc. - Class A*	67,500	1,126,575
Hang Lung Group Ltd.	147,000	966,408
Henderson Land Development Co. Ltd.	450,720	3,073,302
Investment Technology Group, Inc.*	48,523	794,321
Investor AB - Class A	140,000	2,893,401
KeyCorp	45,000	398,250
St. Joe Company (The)* †	9,600	209,760
Westwood Holdings Group, Inc.	32,297	1,290,588
Wheelock & Co. Ltd.	498,000	2,014,988
		21,190,581
Energy — 19.9%
Bristow Group, Inc.*	31,155	1,475,189
Bronco Drilling Co., Inc.*	118,658	949,264
Cenovus Energy, Inc.	49,400	1,642,056
Cimarex Energy Co.	20,148	1,783,702
EnCana Corp. †	49,400	1,438,528
Nabors Industries Ltd.*	20,000	469,200
Pioneer Drilling Co.*	141,359	1,245,373
Tidewater, Inc.	27,000	1,453,680
		10,456,992
Information Technology — 12.6%
AVX Corp.	119,000	1,836,170
Electronics for Imaging, Inc.*	62,600	895,806
Lexmark International, Inc. - Class A*	21,600	752,112
Sycamore Networks, Inc.	52,341	1,077,701
Synopsys, Inc.*	26,700	718,497
Tellabs, Inc.	198,450	1,345,491
		6,625,777
Materials — 11.4%
Canfor Corp.*	58,800	656,422
Lanxess AG	10,700	845,036
P.H. Glatfelter Co.	49,187	603,524
POSCO ADR	22,300	2,401,487
Westlake Chemical Corp.	33,780	1,468,417
		5,974,886
Consumer Discretionary — 8.6%
MDC Holdings, Inc.	12,210	351,282
Skyline Corp.	20,123	524,808
Superior Industries International, Inc.	33,733	715,814
Toyota Industries Corp.	95,000	2,949,809
		4,541,713
Health Care — 0.9%
Sanofi-Aventis SA	7,500	479,565
Total Common Stocks		$49,269,514

	Shares	Market Value
Investment Funds — 8.2%
Invesco Liquid Assets Portfolio **	1,128,275	$1,128,275
Touchstone Institutional Money Market Fund^	3,177,555	3,177,555
Total Investment Funds		$4,305,830
Total Investment Securities — 101.9% (Cost $37,887,672)		$53,575,344
Liabilities in Excess of Other Assets — (1.9%)		(997,691)
Net Assets — 100.0%		$52,577,653

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $1,107,274.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Portfolio Abbreviations:

ADR – American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$49,269,514	$—	$—	$49,269,514
Investment Funds	4,305,830	—	—	4,305,830
				$53,575,344

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Aggressive ETF Fund – December 31, 2010

Shares		Value
	Exchange Traded Funds — 99.2%
34,640	iShares Barclays Aggregate Bond Fund	$3,663,180
66,410	iShares MSCI EAFE Index Fund	3,867,054
74,530	iShares S&P 500 Growth Index Fund	4,892,149
12,210	iShares S&P 500 Index Fund/US †	1,541,513
50,790	iShares S&P 500 Value Index Fund †	3,026,576
10,210	iShares S&P MidCap 400 Growth Index Fund	1,028,351
9,720	iShares S&P MidCap 400/BARRA Value Index Fund	772,351
2,710	iShares S&P SmallCap 600 Value Index Fund †	194,903
2,810	iShares S&P SmallCap 600/BARRA Growth Index Fund †	203,978
	Total Exchange Traded Funds	$19,190,055
	Investment Funds — 25.8%
4,819,831	Invesco Liquid Assets Portfolio **	4,819,831
173,668	Touchstone Institutional Money Market Fund^	173,668
	Total Investment Funds	$4,993,499
	Total Investment Securities — 125.0% (Cost $21,318,812)	$24,183,554
	Liabilities in Excess of Other Assets — (25.0%)	(4,842,090)
	Net Assets — 100.0%	$19,341,464

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $4,709,884.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,190,055	$—	$—	$19,190,055
Investment Funds	4,993,499	—	—	4,993,499
				$24,183,554

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Conservative ETF Fund – December 31, 2010

Shares		Value
	Exchange Traded Funds — 99.1%
34,340	iShares Barclays 1-3 Year Treasury Bond Fund †	$2,883,873
110,580	iShares Barclays Aggregate Bond Fund	11,693,835
36,610	iShares MSCI EAFE Index Fund	2,131,800
39,990	iShares S&P 500 Growth Index Fund †	2,624,944
3,720	iShares S&P 500 Index Fund/US †	469,650
26,880	iShares S&P 500 Value Index Fund †	1,601,779
4,990	iShares S&P MidCap 400 Growth Index Fund	502,593
5,900	iShares S&P MidCap 400/BARRA Value Index Fund	468,814
3,250	iShares S&P SmallCap 600 Value Index Fund †	233,740
3,410	iShares S&P SmallCap 600/BARRA Growth Index Fund †	247,532
	Total Exchange Traded Funds	$22,858,560
	Investment Funds — 26.1%
5,764,771	Invesco Liquid Assets Portfolio **	5,764,771
255,117	Touchstone Institutional Money Market Fund^	255,117
	Total Investment Funds	$6,019,888
	Total Investment Securities — 125.2% (Cost $26,392,401)	$28,878,448
	Liabilities in Excess of Other Assets — (25.2%)	(5,812,708)
	Net Assets — 100.0%	$23,065,740

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $5,615,361.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,858,560	$—	$—	$22,858,560
Investment Funds	6,019,888	—	—	6,019,888
				$28,878,448

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Enhanced ETF Fund – December 31, 2010

Shares		Value
	Exchange Traded Funds — 99.3%
27,710	iShares Barclays Aggregate Bond Fund †	$2,930,333
52,610	iShares MSCI EAFE Index Fund	3,063,480
47,800	iShares S&P 500 Growth Index Fund †	3,137,592
7,300	iShares S&P 500 Value Index Fund †	435,007
32,660	iShares S&P MidCap 400 Growth Index Fund	3,289,515
5,560	iShares S&P MidCap 400/BARRA Value Index Fund	441,798
6,320	iShares S&P SmallCap 600 Value Index Fund †	454,534
6,240	iShares S&P SmallCap 600/BARRA Growth Index Fund †	452,962
	Total Exchange Traded Funds	$14,205,221
	Investment Funds — 28.8%
3,955,450	Invesco Liquid Assets Portfolio **	3,955,450
165,474	Touchstone Institutional Money Market Fund^	165,474
	Total Investment Funds	$4,120,924
	Total Investment Securities — 128.1% (Cost $16,637,628)	$18,326,145
	Liabilities in Excess of Other Assets — (28.1%)	(4,020,678)
	Net Assets — 100.0%	$14,305,467

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $3,839,252.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,205,221	$—	$—	$14,205,221
Investment Funds	4,120,924	—	—	4,120,924
				$18,326,145

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
Touchstone Moderate ETF Fund – December 31, 2010

Shares		Value
	Exchange Traded Funds — 98.9%
193,660	iShares Barclays Aggregate Bond Fund	$20,479,545
139,480	iShares MSCI EAFE Index Fund	8,121,920
157,940	iShares S&P 500 Growth Index Fund †	10,367,182
21,130	iShares S&P 500 Index Fund/US †	2,667,663
105,100	iShares S&P 500 Value Index Fund †	6,262,909
22,860	iShares S&P MidCap 400 Growth Index Fund	2,302,459
20,140	iShares S&P MidCap 400/BARRA Value Index Fund	1,600,324
7,450	iShares S&P SmallCap 600 Value Index Fund †	535,804
7,870	iShares S&P SmallCap 600/BARRA Growth Index Fund †	571,283
	Total Exchange Traded Funds	$52,909,089
	Investment Funds — 21.7%
10,938,116	Invesco Liquid Assets Portfolio **	10,938,116
683,798	Touchstone Institutional Money Market Fund^	683,798
	Total Investment Funds	$11,621,914
	Total Investment Securities — 120.6% (Cost $60,429,534)	$64,531,003
	Liabilities in Excess of Other Assets — (20.6%)	(11,039,437)
	Net Assets — 100.0%	$53,491,566

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $10,680,414.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 3.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$52,909,089	$—	$—	$52,909,089
Investment Funds	11,621,914	—	—	11,621,914
				$64,531,003

The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Variable Series Trust, comprised of the Baron Small Cap Growth Fund, Core Bond Fund, Mid Cap Growth Fund, High Yield Fund, Large Cap Core Equity Fund, Money Market Fund, Third Avenue Value Fund, Aggressive ETF Fund, Conservative ETF Fund, Enhanced ETF Fund, and Moderate ETF Fund (the "Funds"), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 25, 2011

Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2010 qualify for the corporate dividends received deduction:

Touchstone Core Bond Fund	1%
Touchstone Large Cap Core Equity Fund	100%
Touchstone Mid Cap Growth Fund	100%
Touchstone Third Avenue Value Fund	100%
Touchstone Aggressive ETF Fund	100%
Touchstone Conservative ETF Fund	100%
Touchstone Enhanced ETF Fund	100%
Touchstone Moderate ETF Fund	100%

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses,

Other Items (Continued)

which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized December 31, 2010	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Six Months Ended December 31, 2010*
Touchstone Baron Small Cap Growth Fund
Actual	1.55%	$1,000.00	$1,244.60	$8.77
Hypothetical	1.55%	$1,000.00	$1,017.39	$7.88
Touchstone Core Bond Fund
Actual	0.88%	$1,000.00	$1,026.20	$4.49
Hypothetical	0.88%	$1,000.00	$1,020.77	$4.48
Touchstone High Yield Fund
Actual	1.11%	$1,000.00	$1,095.00	$5.86
Hypothetical	1.11%	$1,000.00	$1,019.61	$5.65
Touchstone Large Cap Core Equity Fund
Actual	0.98%	$1,000.00	$1,215.40	$5.47
Hypothetical	0.98%	$1,000.00	$1,020.27	$4.99
Touchstone Mid Cap Growth Fund
Actual	1.17%	$1,000.00	$1,304.90	$6.80
Hypothetical	1.17%	$1,000.00	$1,019.31	$5.96
Touchstone Money Market Fund
Actual	0.50%	$1,000.00	$1,001.70	$2.52
Hypothetical	0.50%	$1,000.00	$1,022.68	$2.55
Touchstone Third Avenue Value Fund
Actual	1.17%	$1,000.00	$1,303.00	$6.79
Hypothetical	1.17%	$1,000.00	$1,019.31	$5.96
Touchstone Aggressive ETF Fund
Actual	0.75%	$1,000.00	$1,186.20	$4.13
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82
Touchstone Conservative ETF Fund
Actual	0.75%	$1,000.00	$1,079.10	$3.93
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82
Touchstone Enhanced ETF Fund
Actual	0.75%	$1,000.00	$1,205.30	$4.17
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82
Touchstone Moderate ETF Fund
Actual	0.75%	$1,000.00	$1,137.30	$4.04
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Other Items (Continued)

Advisory Agreement Approval Disclosure

At a meeting held on November 18, 2010, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Variable Series Trust (the 'Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust and the Sub-Advisory Agreement(s) with respect to each Fund between the Advisor and the respective Sub-Advisor(s).

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and the respective Sub-Advisory Agreement(s) was in the best interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisors to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor waived advisory fees for certain Funds. The Board also noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both

Other Items (Continued)

before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month, twelve-month, and thirty-six month periods ended September 30, 2010 and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds' performance.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor had waived advisory fees for certain Funds in order to reduce those Funds' respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement(s) with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Baron Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and twelve-month periods ended September 30, 2010 was in the 4th quartile of its peer group, and the Fund's performance for the thirty-six-month period ended September 30, 2010 was in the 2nd quartile of its peer group. The Board noted management's explanation for the Fund's recent underperformance and management's continued monitoring of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2010 was in the 3rd quartile of its peer group, and the Fund's performance for the twelve-month period ended September 30, 2010 was in the 2nd quartile

Other Items (Continued)

of its peer group. The Board took into account management's discussion of the Fund's performance and management's continued monitoring of such performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund's advisory fee and total expense ratio were below the median and above the median, respectively, of its peer group. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2010 was in the 2nd quartile of its peer group, and the Fund's performance for the twelve-month period ended September 30, 2010 was in the 3rd quartile of its peer group. The Board took into account management's discussion of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Large Cap Core Equity Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-month and twelve-month periods ended September 30, 2010 was in the 2nd quartile of its peer group, and the Fund's performance for the thirty-six-month period ended September 30, 2010 was in the 3rd quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Mid Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the six-month and twelve-month periods ended September 30, 2010 was in the 4th quartile of its peer group, and the Fund's performance for the thirty-six-month period ended September 30, 2010 was in the 2nd quartile of its peer group. The Board took into account management's explanation of the Fund's recent underperformance and management's continued monitoring of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Board noted that the Advisor was currently reimbursing a portion of the Fund's expenses. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and twelve-month periods ended September 30, 2010 was in the 2nd quartile of its peer group, and the Fund's performance for the thirty-six-month period ended September 30, 2010 was in the 1st quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Third Avenue Value Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month, twelve-month and thirty-six-month periods ended September 30, 2010 was in the 1st quartile of its peer group . Based upon their review, the Trustees concluded that the Fund's

Other Items (Continued)

performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and twelve-month periods ended September 30, 2010 was in the 3rd quartile of its peer group, and the Fund's performance for the thirty-six-month period ended September 30, 2010 was in the 2nd quartile of its peer group. The Board took into account management's explanation of the Fund's recent underperformance and management's continued monitoring of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Moderate ETF Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2010 was in the 2nd quartile of its peer group, and the Fund's performance for the twelve-month period ended September 30, 2010 was in the 3rd quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Board took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2010 was in the 1st quartile of its peer group, and the Fund's performance for the twelve-month period ended September 30, 2010 was in the 3rd quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Touchstone Enhanced ETF Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance was in the 2nd quartile of its peer group for the six-month period ended September 30, 2010, in the 3rd quartile of its peer group for the twelve-month period ended September 30, 2010 and in the 1st quartile of its peer group for the thirty-six-month period ended September 30, 2010. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor.

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board took into account management's discussion of the Funds' advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for some of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective

Other Items (Continued)

Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of such Funds was not appropriate at this time given each Fund's current size. The Board also noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices, or if not satisfactory, is being addressed; and (d) each Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and its Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee(s) and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement(s). The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisors to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arms-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar

Other Items (Continued)

reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the respective Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedules for most of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the respective Fund's assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee(s) to the respective Sub-Advisor(s). The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, if available, including the median and average sub-advisory fees of each Fund's peer group, and considered the following information:

Touchstone Baron Small Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

Touchstone Mid Cap Growth Fund. The Fund's sub-advisory fees were above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

Touchstone Third Avenue Value Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Other Items (Continued)

Touchstone Aggressive ETF Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Enhanced ETF Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor.

As noted above, the Board considered each Fund's performance during the six-month, twelve-month, and thirty-six month periods ended September 30, 2010 as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with that Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices, or if not satisfactory, is being addressed; (d) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund was in the best interests of the respective Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	42	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	42	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	42	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	42	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	42	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	42	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 19 series of Touchstone Funds Group Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	42	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	42	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	42	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	42	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	42	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	42	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	42	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Tax-Free Trust.

2  The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 19 series of Touchstone Funds Group Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us.Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us.We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account.These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you.We may disclose to these various companies the information that we collect as described above.We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone StrategicTrust, Touchstone Tax-FreeTrust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.*, Capital Analysts Incorporated and W&S Brokerage Services, Inc.

*  Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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TSF-1006-TVST-AR-1012

Item 2.  Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Don Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  Audit fees totaled approximately $141,800 for the December 31, 2010 fiscal year and $138,720 for the December 31, 2009 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees.  Audit-related fees totaled $0 for the December 31, 2010 fiscal year and $15,000 ($9,000 paid by JPMorgan) for the December 31, 2009 fiscal year.  The 2009 fees are related to limited internal control testing in of the Trust’s fund accountant and transfer agent.

(c ) Tax Fees.  Tax fees totaled $40,500 for the December 31, 2010 fiscal year and $34,100 for the December 31, 2009 fiscal year and consisted of fees for tax compliance services.

(d) All Other Fees.  There were no other fees for the December 31, 2010 or December 31, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $70,500 for the December 31, 2010 fiscal year and $64,100 for the December 31, 2009 fiscal year.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Code of Ethics for Senior Financial Officers was filed with registrant’s N-CSR for the December 31, 2004 fiscal year and is hereby incorporated by reference.
(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.
(b)	Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Series Trust

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date:  March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date:  March 1, 2011

/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Controller & Treasurer

Date:  March 1, 2011